As filed with the Securities and Exchange Commission on April 21, 2003
Registration No. 333-63218/811-10417

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.      ( )
POST-EFFECTIVE AMENDMENT NO.    2 (X)

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
 AMENDMENT NO.   3  (X)
(Check appropriate box or boxes)

TFLIC SERIES ANNUITY ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)

4 Manhattanville Road
Purchase, New York 10577
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code:
(727) 299-1531

John K. Carter
Vice President and Senior Counsel
Transamerica Financial Life Insurance Company
P. O. Box 9054
Clearwater, Florida 33758-9054
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Title of Securities Being Registered: Units of interest in the separate account under flexible payment deferred variable annuity contracts.

It is proposed that this filing will become effective (check appropriate space)

(   ) immediately upon filing pursuant to paragraph (b) of Rule 485

(X)  on May 1, 2003, pursuant to paragraph (b) of Rule 485

(   ) 60 days after filing pursuant to paragraph (a) of Rule 485

(   ) on                    , pursuant to paragraph (a) of Rule 485

PART A

INFORMATION REQUIRED IN A
PROSPECTUS

DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation (“AFSG”), an affiliate of TFLIC, is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). AFSG will not be compensated for its services as principal underwriter of the Contracts.

AFSG will receive the 12b-1 fees assessed against the Fidelity VIP and AVIT fund shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP and AVIT funds held for the Contracts as compensation for providing certain recordkeeping services.

The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., World Group Securities, Inc., Transamerica Capital, Inc. and Transamerica Financial Advisors, Inc., all affiliates of TFLIC. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value (excluding the fixed account) in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value (excluding the fixed account) starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. In addition, broker/dealers may receive bonuses based on production and persistency. These ongoing commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker/dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

During fiscal year 2002, the amount paid to AFSG in connection with all contracts sold through the separate account was $72,975,590. No amounts were retained by AFSG.

We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

OTHER PRODUCTS

In the future, TFLIC may make other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The assets of the separate account are held by TFLIC. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. TFLIC maintains records of all purchases and redemptions of shares of the funds. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including TFLIC. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and TFLIC’s right to issue the Contracts under New York insurance law, have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of TFLIC.

15

TABLE OF CONTENTS

DEFINITIONS OF SPECIAL TERMS		1
SUMMARY		3
ANNUITY CONTRACT FEE TABLE		8
1.	THE ANNUITY CONTRACT	9
2.	ANNUITY PAYMENTS (THE INCOME PHASE)	10
	Annuity Payment Options Under the Contract	10
	Fixed Annuity Payment Options	11
	Variable Annuity Payment Options	11
3.	PURCHASE	12
	Contract Issue Requirements	12
	Premium Payments	12
	Initial Premium Requirements	12
	Additional Premium Payments	13
	Maximum Annual Premium Payments	13
	Allocation of Premium Payments	13
	Right to Cancel Period	13
	Annuity Value	13
	Accumulation Units	13
4.	INVESTMENT CHOICES	14
	The Separate Account	14
	The Fixed Account	16
	Transfers	17
	Dollar Cost Averaging Program	18
	Asset Rebalancing Program	18
	Telephone or Fax Transactions	18
	Third Party Investment Services	19
5.	EXPENSES	19
	Mortality and Expense Risk Charge	19
	Administrative Charge	20
	Annual Contract Charge	20
	Transfer Charge	20
	Premium Taxes	20
	Federal, State and Local Taxes	20
	Surrender Charge	20
	Portfolio Management Fees	22
6.	TAXES	22
	Annuity Contracts in General	22
	Qualified and Nonqualified Contracts	22
	Partial and Complete Surrenders — Nonqualified Contracts	23
	Multiple Contracts	23
	Diversification and Distribution Requirements	23
	Partial and Complete Surrenders — Qualified Contracts	24
	Taxation of Death Benefit Proceeds	24
	Annuity Payments	24
	Transfers, Assignments or Exchanges of Contracts	25
	Separate Account Charges	25
	Possible Tax Law Changes	25
7.	ACCESS TO YOUR MONEY	25
	Partial and Complete Surrenders	25
	Delay of Payment and Transfers	26
	Systematic Partial Surrenders	26
	Contract Loans for Certain Qualified Contracts	27

8.	PERFORMANCE	28
9.	DEATH BENEFIT	29
	Payments on Death	29
	Amount of Death Benefit Before the Maturity Date	30
	Effect of Adjusted Partial Surrender on Annual Step-Up Death Benefit	30
	Alternate Payment Elections Before the Maturity Date	30
10.	OTHER INFORMATION	31
	Ownership	31
	Annuitant	31
	Beneficiary	31
	Assignment	31
	Transamerica Financial Life Insurance Company	31
	The Separate Account	32
	Exchanges	32
	Voting Rights	32
	Distribution of the Contracts	32
	Non-Participating Contract	33
	IMSA	33
	Legal Proceedings	33
	Financial Statements	33
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION		34
APPENDIX A
Condensed Financial Information		35
APPENDIX B
Historical Performance Data		42

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Our administrative office and mailing address is P.O. Box 9054, Clearwater, Florida 33758-9054. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Please send all premium payments, loan repayments, correspondence and notices to our administrative office and mailing address.

age	The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes and any surrender charge.

code	The Internal Revenue Code of 1986, as amended.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at TFLIC’s administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit shown in your Contract.

death report day	The valuation date on which we have received both proof of death of an owner who is the annuitant and a beneficiary’s election regarding payment.

fixed account	An option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Contract in the future.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; please send them to the administrative office.

in force	Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 90th birthday.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio	A separate investment portfolio of a fund.

premium payments	Amounts paid by an owner or on the owner’s behalf to TFLIC as consideration for the benefits provided by the Contract. When we use the term “premium payment” in this prospectus, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	TFLIC Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

surrender	The termination of a Contract at the option of the owner.

TFLIC (we, us, our)	Transamerica Financial Life Insurance Company.

valuation date/ business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. TFLIC is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

1.	The Annuity Contract

The TFLIC Freedom PremierSM is a flexible payment variable accumulation deferred annuity contract (the “Contract”) offered by TFLIC. It is a contract between you, as the owner, and TFLIC, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into any of the 45 subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account.

You can transfer money between any of the investment choices during both the accumulation period and the income phase, subject to certain limits on transfers from the fixed account.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.	Annuity Payments (The Income Phase)

The Contract allows you to receive income after the maturity date under one of five annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. Generally, you cannot annuitize until 13 months after your Contract date.

3.	Purchase

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4.	Investment Choices

You can invest your money in any of the 45 fund portfolios by directing it to the corresponding subaccount. The portfolios are described in the fund prospectuses that you received with this prospectus. The portfolios now available to you under the Contract are:

AEGON/TRANSAMERICA SERIES FUND, INC. (ATSF) – INITIAL CLASS

AEGON Bond	Janus Growth

Alger Aggressive Growth(1)	LKCM Strategic Total Return

American Century International(2)	Marsico Growth

Asset Allocation – Conservative Portfolio	MFS High Yield

Asset Allocation – Growth Portfolio	Munder Net50

Asset Allocation – Moderate Portfolio	PBHG Mid Cap Growth

Asset Allocation – Moderate Growth Portfolio	PBHG/NWQ Value Select

Capital Guardian U.S. Equity	PIMCO Total Return

Capital Guardian Value	Salomon All Cap

Clarion Real Estate Securities	T. Rowe Price Equity Income

Dreyfus Mid Cap	T. Rowe Price Small Cap

Federated Growth & Income	Third Avenue Value

GE U.S. Equity	Transamerica Convertible Securities
Great Companies — AmericaSM	Transamerica Equity(3)
Great Companies — Global[2]	Transamerica Growth Opportunities
Great Companies — TechnologySM	Transamerica Money Market
J.P. Morgan Enhanced Index	Transamerica U.S. Government Securities
Janus Balanced	Transamerica Value Balanced
Janus Global	Van Kampen Emerging Growth

FIDELITY VARIABLE INSURANCE PRODUCTS FUND (VIP) — SERVICE CLASS 2(4)

Fidelity VIP Equity-Income Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Growth Opportunities Portfolio

ACCESS VARIABLE INSURANCE TRUST (AVIT)

Access U.S. Government Money Market Portfolio
Potomac Dow 30 Plus Portfolio
Potomac OTC Plus Portfolio
Wells S&P REIT Index Portfolio

(1)As of April 30, 2003, the Value Line Aggressive Growth portfolio merged into the Alger Aggressive Growth portfolio.

(2)As of April 30, 2003, the Gabelli Global Growth portfolio merged into the American Century International portfolio.

(3)As of April 30, 2003, the LKCM Capital Growth portfolio merged into the Transamerica Equity portfolio.

(4)These portfolios are available for investment only to Contract owners who purchased the Contract before May 1, 2003.

Please contact our administrative office at 1-800-322-7353 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time) or visit our website www.tafinlife.com/vp to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Depending upon market conditions, you can make or lose money in any of these subaccounts. We reserve the right to offer other investment choices in the future.

You can also allocate your premium payments to the fixed account. We will limit your allocations or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

Transfers. You have the flexibility to transfer assets within your Contract. At any time during the accumulation period you may transfer amounts among the subaccounts and between the subaccounts and the fixed account. Certain restrictions and charges apply.

5. Expenses

We do not take any deductions for sales charges from premium payments at the time you buy the Contract. You generally invest the full amount of each premium payment in one or more of the investment choices.

During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount that must be surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% — 25 through 36 months; 5% — 37 through 48 months; 4% — 49 through 60 months; 3% — 61 through 72 months; 2% — 73 through 84 months; and no surrender charge — 85 months or more.

When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders or systematic partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge on partial surrenders up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely.

The “free-amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses — Surrender Charge for how we calculate surrender charges and waivers.

The portfolios deduct management fees and expenses from amounts you have invested in the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. These fees and expenses currently range from 0.41% to 1.78% annually, depending on the portfolio. See the next section, Annuity Contract Fee Table and the fund prospectuses.

See Section 10. Other Information - Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6. Taxes

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. If you are younger than 591/2 when you take money out of a Contract, you may be charged a 10% federal penalty tax on the amount includable in income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7. Access to Your Money

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited. Other restrictions and surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial surrenders may reduce the death benefit by more than the amount surrendered.

8. Performance

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. We provide performance information in Appendix B and in the SAI. Past performance does not guarantee future results.

9. Death Benefit

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your sole beneficiary is your surviving spouse (and you are the owner/annuitant), then your surviving spouse may elect to continue the Contract. If you are named only as an owner, and you die before an annuitant and before the maturity date, and if your surviving spouse is the sole beneficiary, then the Contract continues.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

If the annuitant who is the owner dies before the maturity date and if a death benefit is payable, the death benefit proceeds will be the greatest of:

•	the annuity value of your Contract on the death report day;

•	the total premium payments you make to the Contract, reduced by partial surrenders; or

•	the annual step-up.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10. Other Information

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it. If you return your Contract within this period, we will refund your original premium payment(s). We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax-favored arrangement itself provides tax-sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

•	Reduced Minimum Initial Premium Payment (for nonqualified Contracts): You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

•	Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TFLIC Transamerica Money Market subaccount or TFLIC AEGON Bond subaccount to your choice of subaccounts (except AVIT subaccounts). Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts (except AVIT subaccounts) on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

•	Telephone or Fax Transactions: You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax.

•	Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money - Contract Loans for Certain Qualified Contracts for details.

These features may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional feature described in this prospectus.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

11. Inquiries

If you need more information, please contact us at:

TFLIC Life
Administrative Office
Attention: Annuity Department
P.O. Box 9054
Clearwater, FL 33758-9054
1-800-322-7353
(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)
www.tafinlife.com/vp

ANNUITY CONTRACT FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account.

Owner Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(1)	7%
Transfer Charge(2)	$10 after 12 per year

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges other than Portfolio Expenses

Annual Contract Charge(3)	$30 per Contract year
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)
Mortality and Expense Risk Charge(4)	1.00%
Administrative Charge(4)	0.40%
Total Separate Account Annual Expenses	1.40%

(1)	The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

(2)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in future.

(3)	We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

(4)	These charges apply to each subaccount. They do not apply to the fixed account. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

The next table shows the minimum and maximum total operating expenses charged by the portfolios for the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Range of Expenses for the Portfolios(1)(2)

	Minimum	Maximum

Total Annual Portfolio Operating Expenses
(total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.41%	1.78%
Net Annual Portfolio Operating Expenses(3)
(total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers of fees and expenses)	0.57%	1.50%

(1)	The portfolio expenses used to prepare this table were provided to TFLIC by the fund(s). TFLIC has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(2)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the ATSF fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2002.

(3)	The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements of eight portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

Example of Maximum Charges

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the maximum costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges, and maximum Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

(1)  If you surrender the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$ 344	$1,047	$1,773	$3,692

(2)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,044	$1,647	$2,173	$3,692

*	You cannot annuitize your Contract until 13 months after your Contract date.

The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.23% that is determined by dividing the total Contract charges collected during 2002 by total average net assets attributable to the Contract during 2002. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

Financial Information. We have included in Appendix A a financial history of the accumulation unit values for the subaccounts available through this Contract.

1. THE ANNUITY CONTRACT

This prospectus describes the TFLIC Freedom PremierSM variable annuity contract offered by TFLIC.

An annuity is a contract between you, the owner, and an insurance company (in this case TFLIC), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable accumulation deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.

The Contract also contains a fixed account. We will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by TFLIC to equal at least 3% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

2. ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than 13 months after your Contract date. The maturity date cannot be later than the annuitant’s 90th birthday. The maturity date may be earlier for qualified Contracts.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. If the annuitant dies before the maturity date, you may change the annuitant due to death of the annuitant. As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

When you annuitize, either under a fixed or variable annuity payment option, your annuity value will not be less than the “amount” you would have received if you had purchased a single premium immediate annuity contract offered by us at the time you annuitize. An “amount” will be the greater of the cash value or 95% of the annuity value of your Contract that was purchased using the single premium immediate annuity.

Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides five annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will depend on three things:

•	The amount of the annuity proceeds on the maturity date;

•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3%); and

•	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

The annuity payment options are explained below. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to TFLIC.

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime;

•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

If:

•     you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and

•     the annuitant(s) dies, for example, before the due date of the second annuity payment;

Then:

•     we may make only one annuity payment and there will be no death benefit payable.

If:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

Then:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping TFLIC informed of the annuitant’s current address of record.

3.	PURCHASE

Contract Issue Requirements

We will issue a Contract if:

•	we receive information we need to issue the Contract;

•	we receive a minimum initial premium payment (except for 403(b) Contracts); and

•	the annuitant is age 80 or younger.

Premium Payments

You should make checks or drafts for premium payments payable only to “TFLIC Life” and send them to our administrative office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

Initial Premium Requirements

The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information at our administrative office. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

The date on which we credit your initial premium payment to your Contract is the Contract date. If we receive your complete Contract application and initial premium payment on the 29th, 30th or 31st day of the month, your Contract date will be the 28th day of the month. We will, however, credit your initial premium payment on the business day on which we actually receive the payment, provided your application is complete. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Generally, we will credit your initial premium payment at the accumulation unit value computed at the end of the business day on which we receive it and have all necessary application information at our administrative office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your initial premium payment and complete application after the close of our business day, we will calculate and credit it as of the close of the next business day.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our administrative office in a timely manner.

If you wish to make premium payments by bank wire, please instruct your bank to wire federal funds as follows:

All First Bank of Baltimore ABA #: 052000113 For credit to: TFLIC Life Account #: 89540281 Owner’s Name:

Contract Number: Attention: General Accounting

We may reject any application or premium payments for any reason permitted by law.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our administrative office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Annual Premium Payments

We allow premium payments up to a total of $1,000,000 in any Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

Allocation of Premium Payments

On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

We will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

You may change allocations for future additional premium payments by writing or telephoning the administrative office, subject to the limitations described under Section 4. Investment Choices – Telephone or Fax Transactions. The allocation change will apply to premium payments received after the date we receive the change request.

You should review periodically how your payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it. If you return your Contract within this period, we will refund your original premium payment(s). We will pay the refund within 7 days after we receive your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge or any surrender charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4.	INVESTMENT CHOICES

The Separate Account

The separate account currently consists of 45 subaccounts offered through this Contract.

The Funds. Each subaccount invests exclusively in one portfolio of a fund. The portfolios, their investment objectives and advisers or sub-advisers are listed below.

Portfolio	Investment Objective	Adviser or Sub-Adviser

Access U.S. Government Money Market Portfolio	Seeks to achieve its objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the sub-adviser to present minimal risk.	Access Fund Management, LLC

AEGON Bond	Seeks the highest possible current income within the confines of the primary goal of insuring the protection of capital.	Banc One Investment Advisors Corp.

Alger Aggressive Growth(1)	Seeks long-term capital appreciation.	Fred Alger Management, Inc.

American Century International(2)	Seeks capital growth.	American Century Investment Management, Inc.

Asset Allocation – Conservative Portfolio(3)	To seek current income and preservation of capital.	AEGON/Transamerica Fund Advisers, Inc.

Asset Allocation – Growth Portfolio(3)	Seeks capital appreciation and current income.	AEGON/Transamerica Fund Advisers, Inc.

Asset Allocation – Moderate Portfolio(3)	Seeks capital appreciation.	AEGON/Transamerica Fund Advisers, Inc.

Asset Allocation - Moderate Growth Portfolio(3)	Seeks capital appreciation.	AEGON/Transamerica Fund Advisers, Inc.

Capital Guardian U.S. Equity	Seeks to provide long-term growth of capital.	Capital Guardian Trust Company

Capital Guardian Value	Seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts) and other U.S. registered foreign securities.	Capital Guardian Trust Company

Clarion Real Estate Securities	Seeks long-term total returns from investments primarily in equity securities of real estate companies.	Clarion CRA Securities, LP

Dreyfus Mid Cap	Seeks total investment returns (including capital appreciation and income), which consistently out perform the S&P 400 Mid Cap Index.	The Dreyfus Corporation

Federated Growth & Income	Seeks total return by investing in securities that have defensive characteristics.	Federated Investment Counseling

Fidelity VIP Equity-Income Portfolio(4)	Seeks reasonable income.	Fidelity Management & Research Company

Ficelity VIP Contrafund® Portfolio(4)	Seeks long-term capital appreciation.	Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio(4)	Seeks to provide capital growth.	Fidelity Management & Research Company

GE U.S. Equity	Seeks long-term growth of capital.	Banc of America Capital Management, LLC

Great Companies — AmericaSM	Seeks long-term growth of capital.	Great Companies, L.L.C.

Great Companies — Global[2]	Seeks long-term growth of capital in a manner consistent with preservation of capital.	Great Companies, L.L.C.

Great Companies — Technology SM	Seeks long-term growth of capital.	Great Companies, L.L.C.

Portfolio	Investment Objective	Adviser or Sub-Adviser

J.P. Morgan Enhanced Index	Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P500 Index.	J.P. Morgan Investment Management Inc.

Janus Balanced	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

Janus Global	Seeks long-term growth of capital in a manner consistent with the preservation of capital.	Janus Capital Management LLC

Janus Growth	Seeks growth of capital.	Janus Capital Management LLC

LKCM Strategic Total Return	Seeks to provide current income, long-term growth of income and capital appreciation.	Luther King Capital Management Corporation

Marsico Growth	Seeks long-term growth of capital.	Banc of America Capital Management, LLC

MFS High Yield	Seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.	Massachusetts Financial Services Company

Munder Net50	Seeks long-term capital appreciation.	Munder Capital Management

PBHG Mid Cap Growth	Seeks capital appreciation.	Pilgrim Baxter & Associates, Ltd.

PBHG/NWQ Value Select	Seeks to achieve maximum, consistent total return with minimum risk to principal.	Pilgrim Baxter & Associates, Ltd. NWQ Investment Management Company, Inc.

PIMCO Total Return	Seeks maximum total return consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC

Potomac Dow 30 Plus Portfolio	Seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial AverageSM.	Access Fund Management, LLC

Potomac OTC Plus Portfolio	Seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 IndexTM.	Access Fund Management, LLC

Salomon All Cap	Seeks capital appreciation.	Salomon Brothers Asset Management, Inc

T. Rowe Price Equity Income	Seeks to provide an increasing level of dividend income, long-term capital appreciation, and reasonable current income, through investments primarily in dividend paying stocks.	T. Rowe Price Associates, Inc.

T. Rowe Price Small Cap	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.	T. Rowe Price Associates, Inc.

Third Avenue Value	Seeks long-term capital appreciation.	EQSF Advisers, Inc.

Transamerica Convertible Securities	Seeks maximum total return through a combination of current income and capital appreciation.	Transamerica Investment Management, LLC

Transamerica Equity(5)	Seeks to maximize long-term growth.	Transamerica Investment Management, LLC

Transamerica Growth Opportunities	Seeks to maximize long-term growth.	Transamerica Investment Management, LLC

Transamerica Money Market	Seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.	Transamerica Investment Management, LLC

Transamerica U.S. Government Securities	Seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.	Transamerica Investment Management, LLC

Transamerica Value Balanced	Seeks preservation of capital and competitive investment returns.	Transamerica Investment Management, LLC

Portfolio	Investment Objective	Adviser or Sub-Adviser

Van Kampen Emerging Growth	Seeks capital appreciation by investing primarily in common stocks of small and medium-sized companies.	Van Kampen Asset Management Inc.

Wells S&P REIT Index Portfolio	Seeks to provide investment results corresponding to the performance of the S&P Real Estate Investment Trust Companies Index.	Access Fund Management, LLC

(1)	As of April 30, 2003, the Value Line Aggressive Growth portfolio merged into the Alger Aggressive Growth portfolio.

(2)	As of April 30, 2003, the Gabelli Global Growth portfolio merged into the American Century International portfolio.

(3)	Each asset allocation portfolio is a “fund of funds” that invests in a combination of underlying ATSF portfolios.

(4)	These portfolios are available for investment only to Contract owners who purchased the Contract before May 1, 2003.

(5)	As of April 30, 2003, the LKCM Capital Growth portfolio merged into the Transamerica Equity portfolio.

AEGON/Transamerica Fund Advisers, Inc. (“ATFA”) located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of TFLIC, serves as investment adviser to the ATSF fund and manages the ATSF fund in accordance with the policies and guidelines established by the fund’s Board of Directors. For certain portfolios, ATFA has engaged investment subadvisers to provide portfolio management services. See the ATSF fund prospectus for more information regarding ATFA and the investment subadvisers.

Morningstar Associates, LLC (“Morningstar”), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a “consultant” to ATFA for investment model creation and maintenance to the Asset Allocation-Growth Portfolio, Asset Allocation-Moderate Growth Portfolio, Asset Allocation-Conservative Portfolio, Asset Allocation-Moderate Portfolio of the ATSF fund. Morningstar will be paid an annual fee for its services. See the ATSF fund prospectus for more information regarding Morningstar.

Access Fund Management, LLC (“Access”) located at 475 Hickorynut Avenue, Oldsmar, Florida 34677, serves as investment adviser to the AVIT fund and manages the AVIT fund in accordance with the policies and guidelines established by the fund’s Board of Directors. See the AVIT fund prospectus for more information regarding Access.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses. You should read the fund prospectuses carefully before you invest.

Please contact our administrative office at 1-800-322-7353 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time) or visit our website (www.tafinlife.com/vp) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new Contract owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers.

The Fixed Account

Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of TFLIC. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. TFLIC has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year.

If you select the fixed account, your money will be placed with the other general assets of TFLIC. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase. You may not transfer money between the fixed account and the subaccounts during the income phase.

When you request a transfer or partial surrender from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once each Contract year, subject to certain restrictions. You may not make partial surrenders from the fixed account unless we consent.

We will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Transfers from the fixed account are allowed only once each Contract year. We must receive written notice within 30 days after a Contract anniversary. The amount that may be transferred is the greater of (1) 50% of the dollar amount in the fixed account, or (2) the amount you transferred out of the fixed account in the previous Contract year. Although we currently allow you to transfer 50% of the dollar amount in the fixed account, we reserve the right to reduce this percentage to 25%.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. No transfers may be made to or from the fixed account after the maturity date. We may limit subaccount transfers to once per Contract year.

Transfers may be made by telephone or fax, subject to limitations described under Section 4. Investment Choices - Telephone or Fax Transactions.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request at our administrative office, provided we receive your request at our administrative office before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request at our administrative office after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Costs and Market Timing/Frequent Transfers. Professional market timing organizations and some Contract owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all Contract owners, including the long-term Contract owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

The transfer privilege under the Contract is not intended to serve as a vehicle for short-term or frequent transfers. The Contract does not permit market timing/frequent transfers except among subaccounts in the AVIT fund. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.

You may only transfer values between AVIT subaccounts and subaccounts investing in the ATSF or Fidelity VIP funds by sending us your written request, with original signature authorizing each transfer, through standard United States postal delivery (no overnight or other priority delivery service). Transfers that involve only the AVIT subaccounts may be sent by mail, fax or phone.

Do not invest in the ATSF fund or Fidelity VIP fund subaccounts if you intend to conduct market timing/frequent transfer activity. If you do, we will immediately notify you and your agent in writing that any additional requests for transfers will be subject to certain restrictions, including the permanent loss of electronic transfer privileges. We consider transfers by telephone, fax, overnight mail or Internet to be “electronic” transfers.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

Dollar Cost Averaging Program

Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the TFLIC Transamerica Money Market subaccount, the TFLIC AEGON Bond subaccount or any combination of these accounts, to a different subaccount (except AVIT subaccounts). You may specify the dollar amount to be transferred monthly; however, you must transfer at least $1,000 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging.

By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts (except for AVIT subaccounts) to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, please send a request form to the administrative office. To end participation in asset rebalancing, please call or write to the administrative office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance quarterly, semi-annually, or annually.

To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone or Fax Transactions

You may make transfers, change the allocation of additional premium payments and request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

•     for qualified Contracts (except IRAs);

•     if the amount you want to withdraw is greater than $50,000; or

•     if the address of record has been changed within the past 10 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

You may make telephonic transfers, allocation changes or request partial surrenders by calling our toll-free number: 1-800-322-7353 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for following telephone requests that we believe are genuine.

Telephone and fax orders must be received at our office before 4:00 p.m. Eastern Time to receive same-day pricing. Orders received at our office at or after 4:00 p.m. Eastern Time will receive the price computed at the end of the next day.

You may also fax your transfer or partial surrender request to us at 1-800-322-7361. We will not be responsible for same day processing of transfers if you fax your transfer request to a number other than this fax number. We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone or fax transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

In addition, you should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

We may discontinue this option at any time.

Third Party Investment Services

TFLIC or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

TFLIC does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with TFLIC for the sale of Contracts. TFLIC, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

TFLIC does not currently charge you any additional fees for providing these support services. TFLIC reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

5.	EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount. This charge is deducted from the subaccounts during the accumulation period.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

Transfer Charge

You are allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Premium Taxes

A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. New York does not currently assess premium taxes on the premium payments you make.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Surrender Charge

During the accumulation period, except under certain qualified Contracts, you may surrender part or all of the Contract’s annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:

Number of Months Since	Surrender
Premium Payment Date	Charge

12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%

For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

No free amount is available with a complete surrender. See Partial Surrender Up to the Free Amount below for details.

Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

There are two ways that you may make a partial surrender and we will not deduct the full surrender charge:

Partial Surrenders Up to the Free Amount. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount. For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (A) plus (B) where:

(A) is equal to:

(i)	the annuity value on the date of the partial surrender; plus

(ii)	any amounts previously surrendered from the Contract under (B) below; plus

(iii)	any amounts previously surrendered from the Contract that were subject to surrender charges; minus

(iv)	the total of all premiums paid for the Contract.

and

(B) is equal to:

(i)	10% of the remaining annuity value following the determination of (A) above on the date of the partial surrender; minus

(ii)	any amounts partially surrendered under (B)(i) above during the Contract year in which the partial surrender is requested.

For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (A) ($108,000 — $100,000 = $8,000), and $3,000 is surrender charge free under (B) ($100,000 (LOGO) 10% = $10,000 maximum amount under (B)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

(A)	(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to

(A)	(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (B) of the formula (see paragraph above); plus

(A)	(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus

(A)	(iv)	$100,000 is the total of all premiums paid.

The total for (A) is: $106,000 + $3,000 + $0 — $100,000 = $9,000

AND

(B)	(i)	$9,700 is 10% of the remaining annuity value following the determination of (A) above on the date of partial surrender [$106,000 — $9,000 = $97,000 (remaining annuity value) (LOGO) 10% = $9,700] ; minus

(B)	(ii)	$3,000 is the amount partially surrendered under (B)(i). above during the Contract year in which the current partial surrender is requested.

The total for (B) is: $9,700 — $3,000 = $6,700.

The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (B) = $15,700.

The portion of this partial surrender which is subject to a surrender charge is $20,000 — $15,700 = $4,300.

The surrender charge is calculated to be $323.66 (7% of $4,624).

The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

2.     Systematic Partial Surrenders. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money - Systematic Partial Surrenders.)

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the Annuity Contract Fee Table section of this prospectus and in the fund prospectuses.

Our affiliate, AFSG, the principal underwriter for the Contracts, will receive the 12b-1 fees deducted from portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Contracts, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Contract and may be significant. Some advisers, administrators, distributors or portfolios may be affiliated with us and some may pay us (and our affiliates) more than others.

6.	TAXES

Note: TFLIC has prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances. We believe that the Contract qualifies as an annuity contract for federal income tax purposes and the following discussion assumes it so qualifies. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Code for annuities.

Simply stated, these rules provide that generally you will not be taxed on the earnings, if any, on the money held in your annuity Contract until you take the money out either as a partial or complete surrender, or as annuity payments, or as a death benefit. This is referred to as tax deferral. There are different rules as to how you will be taxed depending on how you take the money out and the type of Contract — qualified or nonqualified (discussed below).

You will generally not be taxed on increases in the value of your Contract until a distribution occurs — either as a partial or complete surrender, as a death benefit, or as annuity payments.

When a non-natural person (e.g., corporations or certain other entities other than tax-qualified trusts) owns a nonqualified Contract, the Contract will generally not be treated as an annuity for tax purposes.

Qualified and Nonqualified Contracts

If you purchase the Contract under an individual retirement annuity, a 403(b) plan, 457 plan, or pension or profit sharing plan, your Contract is referred to as a qualified Contract.

If you purchase the Contract as an individual and not under a qualified Contract, your Contract is referred to as a nonqualified Contract.

Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a qualified Contract.

A qualified Contract may be used in connection with the following plans:

•	Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the Contract. A Roth IRA also allows individuals to make contributions to the Contract, but it does not allow a deduction for contributions. Roth IRA distributions may be tax-free if the owner meets certain rules.

•	Tax-Sheltered Annuity Plan (403(b) Plan): A 403(b) plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the Contract on a pre-tax basis.

•	Corporate Pension, Profit-Sharing and H.R. 10 Plans: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the Contract on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the Contract.

There are limits on the amount of annual contributions you can make to these plans. Other restrictions may apply. The terms of the plan may limit your rights under a qualified Contract. You should consult your legal counsel or tax advisor if you are considering purchasing a Contract for use with any retirement plan. We have provided more detailed information on these plans and the tax consequences associated with them in the SAI.

Partial and Complete Surrenders — Nonqualified Contracts

In general, if you make a partial surrender or systematic partial surrender from your Contract, the Code treats that surrender as first coming from earnings and then from your premium payments. When you make a partial surrender, you are taxed on the amount of the surrender that is earnings. When you make a complete surrender you are generally taxed on the amount that your surrender proceeds exceed your premium payments, reduced by amounts partially surrendered which were not includable in gross income. Loans, pledges and assignments are taxed in the same manner as partial and complete surrenders. Different rules apply for annuity payments.

In the event of a partial surrender or systematic partial surrender from, or complete surrender of, a nonqualified Contract, we will withhold for tax purposes the minimum amount required by law, unless the owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

The Code also provides that surrendered earnings may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includable in income. Some surrenders will be exempt from the penalty. They include any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes totally disabled (as that term is defined in the Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

Multiple Contracts

All nonqualified, deferred annuity contracts entered into after October 21, 1988 that we issue (or our affiliates issue) to the same owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual’s gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. You should consult a competent tax advisor before purchasing more than one Contract or other annuity contracts.

Diversification and Distribution Requirements

The Code provides that the underlying investments for a nonqualified variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Qualified and nonqualified Contracts must meet certain distribution requirements upon an owner’s death in order to be treated as an annuity contract. A qualified Contract (except a Roth IRA) must also meet certain distribution requirements during the owner’s life. These diversification and distribution requirements are discussed in the SAI. We may modify the Contract to attempt to maintain favorable tax treatment.

Partial and Complete Surrenders — Qualified Contracts

The above information describing the taxation of nonqualified Contracts does not apply to qualified Contracts. There are special rules that govern qualified Contracts, including rules restricting when amounts can be paid from the Contracts and providing that a penalty tax may be assessed on amounts distributed from the Contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. We have provided more information in the SAI.

In the case of a partial surrender, systematic partial surrender, or complete surrender distributed to a participant or beneficiary under a qualified Contract (other than a Roth IRA or a qualified Contract under Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total annuity value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a Contract which is not excluded from the individual’s gross income. For Contracts issued in connection with qualified plans, the “investment in the contract” can be zero.

The Code limits distributions of premium payments from certain 403(b) Contracts. Distributions generally can only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Code); or

•	in the case of hardship. However, in the case of hardship, the owner can only partially surrender the premium payments and not any earnings.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified Contracts generally are taxed in the same manner as surrenders from such Contracts. Please refer to the SAI for further information applicable to distributions from 403(b) Contracts.

Taxation of Death Benefit Proceeds

We may distribute amounts from the Contract because of the death of an owner or the annuitant. Generally, such amounts are includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a complete surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

For these purposes, the “investment in the contract” is not affected by the owner’s or annuitant’s death. That is, the “investment in the contract” remains generally the total premium payments, less amounts received which were not includable in gross income.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified Contracts (other than a Roth IRA, as to which there are special rules), only a portion of the annuity payments you receive will be includable in your gross income.

The excludable portion of each annuity payment you receive generally will be determined as follows:

•	Fixed payments — by dividing the “investment in the contract” on the maturity date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•	Variable payments — by dividing the “investment in the contract” on the maturity date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and subject to tax as ordinary income.

If we permit you to select more than one annuity payment option, special rules govern the allocation of the Contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax advisor as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the maturity date, annuity payments stop because of an annuitant’s death, the excess (if any) of the “investment in the contract” as of the maturity date over the aggregate amount of annuity payments received that was excluded from gross income is generally allowable as a deduction for your last tax return.

Transfers, Assignments or Exchanges of Contracts

If you transfer your ownership or assign a Contract, designate an annuitant or other beneficiary who is not also the owner, select certain maturity dates, or change annuitants, you may trigger certain income or gift tax consequences that are beyond the scope of this discussion. If you contemplate any such transfer, assignment, selection, or change, you should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits are deemed to be taxable distributions to you. Although we do not believe that the fees associated with any optional benefit provided under the Contract should be treated as a taxable withdrawal, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable federal or state laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive, subject to prior approval by the Superintendent of Insurance of the State of New York. We make no guarantee regarding the tax status of any Contract and do not intend that the above discussion be construed as tax advice.

7.	ACCESS TO YOUR MONEY

Partial and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract in several ways:

•	by making either a partial or complete surrender; or

•	by taking annuity payments.

If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

•	any surrender charges (See Section 5, Expenses — Surrender Charge for details);

•	any loans;

•	the annual Contract charge; and

•	any applicable premium taxes.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our administrative office, unless you specify a later date in your request.

No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

Remember that any partial surrender you make will reduce the annuity value. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the partial surrender. See Section 9, Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make.

We must receive a properly completed surrender request which must contain your original signature. We will accept fax or telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by fax or telephone is $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery ($30 for Saturday delivery).

For your protection, we will require a signature guarantee for:

•	all requests for partial or complete surrenders over $500,000;

•	where the partial or complete surrender proceeds will be sent to an address other than the address of record; or

•	any request for partial or complete surrender within 30 days of an address change.

All signature guarantees must be made by:

•	a national or state bank;

•	a member firm of a national stock exchange; or

•	any institution that is an eligible guarantor under SEC rules and regulations.

Notarization is not an acceptable form of signature guarantee.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts. For more information, call us at 1-800-322-7353 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans or on the death of the owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us. We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC, by order, permits deferral for the protection of our Contract owners.

In addition, transfers of amounts from the subaccounts may be deferred under these circumstances.

We reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may be required to provide additional information about your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Surrenders

During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time, but we must receive written notice at our administrative office at least 30 days prior to the date systematic partial surrenders are to be discontinued. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

You can take systematic partial surrenders during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial surrender payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period when the Contract has been in force for at least 10 days and is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year).

The maximum amount you may borrow against the Contract is the lesser of:

•	50% of the annuity value; or

•	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000. You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.

Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•	while the Contract is in force, and

•	during the accumulation period.

Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus interest from:

•	the amount of any death benefit proceeds;

•	the amount we pay upon a partial or complete surrender; or

•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 5% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 3%. Principal and interest must be repaid:

•	in level quarterly or monthly payments over a 5-year period; or

•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

An extended repayment period cannot go beyond the year you turn 70½.

If:

•	a repayment is not received within 31 days from the original due date;

Then:

•	a distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge, will take place.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 401(a) or 403(b) of the Code.

You may fax your loan request to us at 1-800-322-7361.

The loan date is the date we process the loan request. For your protection, we will require a signature guarantee for any loan request with 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

8.     PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

Fourth, we may include in our advertising and sales materials, tax-deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets.

The ATSF fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the ATSF fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

Appendix B contains performance information that you may find useful. It is divided into various parts, depending upon the type of performance information shown. Future performance will vary and future results will not be the same as the results shown.

9.     DEATH BENEFIT

Payments on Death

We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both the owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of the owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Alternate Payment Elections Before the Maturity Date below for details.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

Person Who Dies Before Maturity Date	Death Benefit

If an owner and the annuitant are the same person, and that person dies:	Then, the death benefit proceeds will be paid to the beneficiaries, if alive,(1)(2)(3)(4) or the surviving spouse may continue the Contract.(5)

If the surviving spouse who continued the Contract dies:	Then, we pay the death benefit proceeds to the beneficiaries, if alive, otherwise to the surviving spouse’s estate.

If the owner and the annuitant are NOT the same person, and an annuitant dies first:	Then, the owner becomes the annuitant and the Contract continues.

If the owner and the annuitant are NOT the same person, and an owner dies first:	Then, the beneficiary(1)(5)(6) (7) named by the deceased owner receives the cash value.

(1)	The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.

(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to the owner’s estate. If the sole beneficiary was living on the owner/annuitant’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary’s estate. If the sole beneficiary was living on the owner’s date of death but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary’s estate.

(3)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant, or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. If such beneficiary dies during the distribution period, we will pay the remaining value of the death benefit proceeds to the contingent beneficiary, if named by the owner. If no contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

(4)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.

(5)	If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.

(6)	If none of the beneficiaries is the deceased owner’s surviving spouse, then any living beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.

(7)	If no beneficiary is alive, the cash value must be distributed to the owner’s estate within 5 years of the deceased owner’s death.

Different rules apply if the owner or a beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If an annuitant dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Amount of Death Benefit Before the Maturity Date

The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the Contract continues in the accumulation period for a specified number of years, or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the death benefit will be the greatest of:

•	the annuity value of your Contract on the death report day;

•	the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or

•	the annual step-up: On each Contract anniversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to:

•	the highest annuity value on any Contract anniversary before the annuitant’s 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Contract anniversary on which the highest annuity value occurs.

The death benefit proceeds are reduced by any outstanding Contract loans and premium taxes due. The death benefit proceeds are not payable after the maturity date.

Effect of Adjusted Partial Surrender on Annual Step-Up Death Benefit

When you request a partial surrender, we will reduce the annual step-up death benefit under the Contract by an “adjusted partial surrender.”

A partial surrender will reduce the annual step-up death benefit by the amount of the partial surrender times the ratio of:

•	the amount of the annual step-up death benefit immediately before the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the annual step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the annual step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.	within 5 years of the date of an owner’s death;

2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

3.	over a specific number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of an owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to 1 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of the owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

10.     OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change the owner at any time by notifying us in writing at our administrative office. An ownership change may be a taxable event.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

The beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not the owner’s spouse, the beneficiary will receive the cash value. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our administrative office and, if accepted, will be effective as of the date on which the request was signed by the owner. Before the maturity date, if the owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Assignment

You can also assign the Contract any time before the maturity date. We will not be bound by the assignment until we receive written notice of the assignment at our administrative office. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Transamerica Financial Life Insurance Company

TFLIC was incorporated on October 3, 1947 under the name Zurich Life Insurance Company under the laws of New York. TFLIC is subject to regulation by the Superintendent of Insurance of New York as well as by the insurance departments of all other states and jurisdictions in which it does business. It is engaged in the business of writing life insurance policies and annuity contracts. TFLIC is wholly owned by First AUSA Life Insurance Company, a stock life insurance company which is wholly owned indirectly by AEGON USA, Inc. (“AEGON USA”), which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. TFLIC is licensed to sell insurance in 49 states, including New York, and in the District of Columbia. TFLIC is obligated to pay all benefits under the Contract.

The Separate Account

TFLIC established a separate account, called the TFLIC Series Annuity Account, under the laws of the State of New York on March 20, 2001. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Currently, there are 45 subaccounts offered through this Contract. TFLIC may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by TFLIC.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or TFLIC.

The assets of the separate account are held in TFLIC’s name on behalf of the separate account and belong to TFLIC. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business TFLIC may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Voting Rights

TFLIC will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners written requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio. More information on voting rights is provided in the SAI.

Distribution of the Contracts

AFSG, an affiliate of TFLIC, is the principal underwriter of the Contracts. Like TFLIC, it is an indirect wholly owned subsidiary of AEGON USA. It is located at 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001. AFSG is registered as a broker/dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the “NASD”). More information about AFSG is available at www.nasdr.com or by calling 1-800-289-9999.

AFSG will receive the 12b-1 fees assessed against the Fidelity VIP and AVIT fund shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP and AVIT funds held for the Contracts as compensation for providing certain recordkeeping services.

The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., World Group Securities, Inc., and Transamerica Capital, Inc., and Transamerica Financial Advisors, Inc., all affiliates of TFLIC. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value (excluding the fixed account), in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value (excluding the fixed account), starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. In addition, broker/dealers may receive bonuses based on production and persistency. These ongoing commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of TFLIC. No dividends are payable on the Contract.

IMSA

We are a member of the Insurance Marketplace Standards Association (“IMSA”). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the “Consumer” section or by contacting IMSA at: 240-497-2900.

Legal Proceedings

TFLIC, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG’s ability to perform under its principal underwriting agreement or on TFLIC’s ability to meet its obligations under the Contract.

Financial Statements

The financial statements of TFLIC and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms
The Contract — General Provisions
Certain Federal Income Tax Consequences
Investment Experience
Historical Performance Data
Published Ratings
Administration
Records and Reports
Distribution of the Contracts
Other Products
Custody of Assets
Legal Matters
Independent Auditors
Other Information
Financial Statements

Inquiries and requests for an SAI should be directed to:

TFLIC Life
Administrative Office
Attention: Annuity Department
P.O. Box 9054
Clearwater, Florida 33758-9054
1-800-322-7353
(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

APPENDIX A
CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units (“AU”) outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for one variable annuity contract issued by TFLIC with subaccount classes that deduct a 1.40% separate account annual expense.

TFLIC TRANSAMERICA MONEY MARKET SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$10.000	5,107

TFLIC AEGON BOND SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$10.785	3,065

TFLIC JANUS GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$7.173	4,106

TFLIC LKCM STRATEGIC TOTAL RETURN SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.967	2,515

TFLIC VAN KAMPEN EMERGING GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$6.769	3,223

TFLIC ALGER AGGRESSIVE GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$6.732	2,801

TFLIC FEDERATED GROWTH & INCOME SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$9.910	2,936

TFLIC TRANSAMERICA VALUE BALANCED SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.618	3,233

TFLIC PBHG/NWQ VALUE SELECT SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.440	2,766

TFLIC AMERICAN CENTURY INTERNATIONAL SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/22002	$10.000	$8.314	2,500

TFLIC GE U.S. EQUITY SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.025	3,539

TFLIC THIRD AVENUE VALUE SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.773	2,846

TFLIC CLARION REAL ESTATE SECURITIES SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$10.219	2,527

TFLIC MARSICO GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$7.497	3,274

TFLIC MUNDER NET50 SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$6.211	2,865

TFLIC T. ROWE PRICE EQUITY INCOME SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	Of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.065	2,500

TFLIC T. ROWE PRICE SMALL CAP SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$7.458	2,500

TFLIC SALOMON ALL CAP SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$7.513	2,826

TFLIC PBHG MID CAP GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$7.375	2,602

TFLIC DREYFUS MID CAP SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.632	2,500

TFLIC VALUE LINE AGGRESSIVE GROWTH SUBACCOUNT(2)
[MERGED WITH ALGER AGGRESSIVE GROWTH]

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$7.688	2,500

TFLIC GREAT COMPANIES — AMERICASM SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.015	2,556

TFLIC GREAT COMPANIES — TECHNOLOGYSM SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$5.888	2,500

TFLIC GREAT COMPANIES — GLOBAL2 SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.055	2,500

TFLIC GABELLI GLOBAL GROWTH SUBACCOUNT(3)
[MERGED WITH AMERICAN CENTURY INTERNATIONAL]

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$8.644	2,500

TFLIC LKCM CAPITAL GROWTH SUBACCOUNT(4)
[MERGED WITH TRANSAMERICA EQUITY]

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	Of Period	of Period	End of Period

02/01/2002(1)-12/31/2002	$10.000	$4.450	2,500

TFLIC ASSET ALLOCATION — CONSERVATIVE SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$9.005	2,500

TFLIC ASSET ALLOCATION — MODERATE SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$8.727	5,811

TFLIC ASSET ALLOCATION — MODERATE GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$8.440	4,130

TFLIC ASSET ALLOCATION — GROWTH SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$8.093	2,500

TFLIC PIMCO TOTAL RETURN SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$10.521	2,500

TFLIC TRANSAMERICA CONVERTIBLE SECURITIES SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$9.233	2,500

TFLIC JANUS BALANCED SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$9.401	2,500

TFLIC TRANSAMERICA EQUITY SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$8.502	2,500

TFLIC TRANSAMERICA GROWTH OPPORTUNITIES SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$7.889	2,500

TFLIC TRANSAMERICA U.S. GOVERNMENT SECURITIES SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$10.430	2,500

TFLIC J.P. MORGAN ENHANCED INDEX SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$8.087	2,500

TFLIC CAPITAL GUARDIAN VALUE SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$7.883	2,500

TFLIC CAPITAL GUARDIAN U.S. EQUITY SUBACCOUNT

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

05/01/2002(3) – 12/31/2002	$10.000	$8.009	2,500

FIDELITY VIP GROWTH OPPORTUNITIES SUBACCOUNT(5)

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

2/01/2002–12/31/2002	$10.000	$7.894	2,500

FIDELITY VIP CONTRAFUND® SUBACCOUNT(5)

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

02/01/2002–12/31/2002	$10.000	$8.978	2,596

FIDELITY VIP EQUITY-INCOME SUBACCOUNT(5)

			Number of AU
	AUV at Beginning	AUV at End	Outstanding at
	of Period	of Period	End of Period

02/01/2002-12/31/2002	$10.000	$8.278	2,598

(1)	Commencement of operations of these subaccounts.

(2)	As of April 30, 2003, TFLIC Value Line Aggressive Growth subaccount merged into TFLIC Alger Aggressive Growth subaccount. AUV figures for the TFLIC Value Line Aggressive Growth subaccount for dates after April 30, 2003, will reflect the values for the TFLIC Alger Aggressive Growth subaccount.

(3)	As of April 30, 2003, TFLIC Gabelli Growth subaccount merged into TFLIC American Century International subaccount. AUV figures for the TFLIC Gabelli Growth subaccount for dates after April 30, 2003, will reflect values for the TFLIC American Century International subaccount.

(4)	As of April 30, 2003, TFLIC LKCM Capital Growth subaccount merged into TFLIC Transamerica Equity subaccount. AUV figures for the TFLIC LKCM Capital Growth subaccount for dates after April 30, 2003, will reflect values for the TFLIC Transamerica Equity subaccount.

(5)	These portfolios are available for investment only to Contract owners who purchased the Contract before May 1, 2003.

Because the Janus Global portfolio was not added as an investment option to this Contract until May 1, 2003, and because the MFS High Yield portfolio, Access U.S. Government Money Market Portfolio, Potomac Dow 30 Plus Portfolio, Potomac OTC Plus Portfolio and Wells S&P REIT Index Portfolio did not commence operations until May 1, 2003, there is no condensed financial information for these subaccounts for the year ended December 31, 2002.

APPENDIX B
HISTORICAL PERFORMANCE DATA

Standardized Performance Data

We may advertise historical yields and total returns for the subaccounts of the separate account. These figures are based on historical earnings and will be calculated according to guidelines from the SEC. They do not indicate future performance. Because the separate account did not commence operations until January 29, 2002, there is no standardized performance for the subaccounts. We will provide standardized performance in this prospectus when it is available.

TFLIC Transamerica Money Market Subaccount. The yield of the TFLIC Transamerica Money Market subaccount is the annualized income generated by an investment in the subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period, not including capital changes or income other than investment income, is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but we assume that the income earned is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven days ended December 31, 2002, the yield of the TFLIC Transamerica Money Market subaccount was (0.27)%, and the effective yield was (0.26)%, assuming no surrender.

Other Subaccounts. The yield of a subaccount, other than the TFLIC Transamerica subaccount, refers to the annualized income generated by an investment in the subaccount over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated each 30-day period over a 12-month period and is shown as a percentage of the investment.

The total return of a subaccount assumes that an investment has been held in a subaccount for various periods of time including a period measured from the date the first subaccount investing in the underlying portfolios began operations. When the first subaccount investing in the underlying portfolios has been in operation for 1, 5, and 10 years, the total return for these periods will be provided, adjusted to reflect current subaccount charges. The total return quotations will represent the average annual compounded rates of return of investment of $1,000 in the subaccount as of the last day of each period. We do not show performance for subaccounts in operation for less than 6 months.

The yield and total return calculations for a subaccount are not reduced by any applicable premium taxes. For additional information regarding yields and total returns, please refer to the SAI.

Based on the method of calculation described in the SAI, the standardized average annual total returns of the subaccounts for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2002, and for the one, five and ten-year periods ended December 31, 2002, are shown in Table 1 below. Total returns shown in Table 1 reflect deductions of 1.00% for the mortality and expense risk charge, 0.40% for the administrative charge and $30 for the annual Contract charge. (Based on an average Contract size of $13,131, the annual Contract charge translates into a charge of 0.23%.) Charges deducted after the maturity date are not reflected in Table 1. Standardized total returns also assume a complete surrender of the Contract at the end of the period; therefore, the surrender charge is deducted.

TABLE 1
Standardized Average Annual Total Returns of the Subaccounts
(Assumes Surrender)
(Total Separate Account Annual Expenses: 1.40%)

	1 Year	5 Years	Inception of the	Subaccount
	Ended	Ended	Subaccount to	Inception
Subaccount	12/31/2002	12/31/2002	12/31/2002(2)	Date(2)
TFLIC Transamerica Money Market(1)	N/A	N/A	(7.19)%	02/01/2002
TFLIC AEGON Bond	N/A	N/A	0.65%	02/01/2002
TFLIC Janus Growth	N/A	N/A	(35.41)%	02/01/2002
TFLIC LKCM Strategic Total Return	N/A	N/A	(17.50)%	02/01/2002
TFLIC Van Kampen Emerging Growth	N/A	N/A	(39.44)%	02/01/2002
TFLIC Alger Aggressive Growth(3)	N/A	N/A	(39.80)%	02/01/2002
TFLIC Federated Growth & Income	N/A	N/A	(8.09)%	02/01/2002
TFLIC Transamerica Value Balanced	N/A	N/A	(20.98)%	02/01/2002
TFLIC PBHG/NWQ Value Select	N/A	N/A	(22.76)%	02/01/2002
TFLIC American Century International(4)	N/A	N/A	(24.02)%	02/01/2002
TFLIC GE U.S. Equity	N/A	N/A	(26.91)%	02/01/2002
TFLIC Third Avenue Value	N/A	N/A	(19.43)%	02/01/2002
TFLIC Clarion Real Estate Securities	N/A	N/A	(5.01)%	02/01/2002
TFLIC Marsico Growth	N/A	N/A	(32.17)%	02/01/2002
TFLIC Munder Net50	N/A	N/A	(45.01)%	02/01/2002
TFLIC T. Rowe Price Equity Income	N/A	N/A	(26.51)%	02/01/2002
TFLIC T. Rowe Price Small Cap	N/A	N/A	(32.56)%	02/01/2002
TFLIC Salomon All Cap	N/A	N/A	(32.01)%	02/01/2002
TFLIC PBHG Mid Cap Growth	N/A	N/A	(33.39)%	02/01/2002
TFLIC Dreyfus Mid Cap	N/A	N/A	(20.84)%	02/01/2002
TFLIC Great Companies — AmericaSM	N/A	N/A	(27.00)%	02/01/2002
TFLIC Great Companies — TechnologySM	N/A	N/A	(48.24)%	02/01/2002
TFLIC Great Companies — Global[2]	N/A	N/A	(26.60)%	02/01/2002
TFLIC Asset Allocation – Conservative Portfolio	N/A	N/A	(17.04)%	02/01/2002
TFLIC Asset Allocation – Moderate Portfolio	N/A	N/A	(19.81)%	02/01/2002
TFLIC Asset Allocation – Moderate Growth Portfolio	N/A	N/A	(22.68)%	02/01/2002
TFLIC Asset Allocation – Growth Portfolio	N/A	N/A	(26.15)%	02/01/2002
TFLIC PIMCO Total Return	N/A	N/A	(1.90)%	02/01/2002
TFLIC Transamerica Convertible Securities	N/A	N/A	(14.77)%	02/01/2002
TFLIC Janus Balanced	N/A	N/A	(13.08)%	02/01/2002
TFLIC Transamerica Equity(5)	N/A	N/A	(22.07)%	02/01/2002
TFLIC Transamerica Growth Opportunities	N/A	N/A	(28.19)%	02/01/2002
TFLIC Transamerica U.S. Government Securities	N/A	N/A	(2.81)%	02/01/2002
TFLIC J.P. Morgan Enhanced Index	N/A	N/A	(26.21)%	02/01/2002
TFLIC Capital Guardian Value	N/A	N/A	(28.25)%	02/01/2002
TFLIC Capital Guardian U.S. Equity	N/A	N/A	(26.99)%	02/01/2002
TFLIC Janus Global	N/A	N/A	N/A	05/01/2003
TFLIC MFS High Yield	N/A	N/A	N/A	05/01/2003
Fidelity VIP Growth Opportunities Portfolio(6)	N/A	N/A	(28.21)%	02/01/2002
Fidelity VIP Contrafund® Portfolio(6)	N/A	N/A	(17.39)%	02/01/2002
Fidelity VIP Equity-Income Portfolio(6)	N/A	N/A	(24.38)%	02/01/2002
Access U.S. Government Money Market Portfolio	N/A	N/A	N/A	05/01/2003
Potomac Dow 30 Plus Portfolio	N/A	N/A	N/A	05/01/2003
Potomac OTC Plus Portfolio	N/A	N/A	N/A	05/01/2003
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	05/01/2003

(1)	Yield more closely reflects the current earnings of the TFLIC Transamerica Money Market subaccount than its total return. An investment in the TFLIC Transamerica Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Refers to the date when the separate account first invested in the underlying portfolios. Returns shown have not been annualized.

(3)	As of April 30, 2003, the Value Line Aggressive Growth portfolio merged into the Alger Aggressive Growth portfolio.

(4)	As of April 30, 2003, the Gabelli Global Growth portfolio merged into the American Century International portfolio.

(5)	As of April 30, 2003, the LKCM Capital Growth portfolio merged into the Transamerica Equity portfolio.

(6)	These portfolios are available for investment only to Contract owners who purchased the Contract before May 1, 2003.

Non-Standardized Performance Data

In addition to the standardized data discussed above, similar performance data for other periods may also be shown.

We may from time to time also advertise or disclose average annual total return or other performance data in non-standardized formats for the subaccounts. The non-standardized performance data may make different assumptions regarding the amount invested, the time periods shown, or the effect of partial surrenders or annuity payments.

All non-standardized performance data will be advertised only if the standardized performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI.

Based on the method of calculation described in the SAI, the non-standardized average annual total returns for periods from inception of the subaccounts investing in the underlying portfolios to December 31, 2002, and for the one, five and ten-year periods ended December 31, 2002 are shown in Table 2 below. Total returns shown in Table 2 reflect deductions of 1.00% for the mortality and expense risk charge, 0.40% for the administrative charge and $30 for the annual Contract charge. (Based on an average Contract size of $13,131, the annual Contract charge translates into a charge of 0.23%.) Non-standardized total returns assume that the Contract is not surrendered; therefore, the surrender charge is not imposed.

TABLE 2
Non Standardized Average Annual Total Returns of the Subaccounts
(Assumes Surrender)
(Total Separate Account Annual Expenses: 1.40%)

	1 Year	5 Years	Inception of the	Subaccount
	Ended	Ended	Subaccount to	Inception
Subaccount	12/31/2002	12/31/2002	12/31/2002(2)	Date(2)
TFLIC Transamerica Money Market(1)	N/A	N/A	(0.19)%	02/01/2002
TFLIC AEGON Bond	N/A	N/A	7.65%	02/01/2002
TFLIC Janus Growth	N/A	N/A	(28.41)%	02/01/2002
TFLIC LKCM Strategic Total Return	N/A	N/A	(10.50)%	02/01/2002
TFLIC Van Kampen Emerging Growth	N/A	N/A	(32.44)%	02/01/2002
TFLIC Alger Aggressive Growth(3)	N/A	N/A	(32.80)%	02/01/2002
TFLIC Federated Growth & Income	N/A	N/A	(1.09)%	02/01/2002
TFLIC Transamerica Value Balanced	N/A	N/A	(13.98)%	02/01/2002
TFLIC PBHG/NWQ Value Select	N/A	N/A	(15.76)%	02/01/2002
TFLIC American Century International(4)	N/A	N/A	(17.02)%	02/01/2002
TFLIC GE U.S. Equity	N/A	N/A	(19.91)%	02/01/2002
TFLIC Third Avenue Value	N/A	N/A	(12.43)%	02/01/2002
TFLIC Clarion Real Estate Securities	N/A	N/A	1.99%	02/01/2002
TFLIC Marsico Growth	N/A	N/A	(25.17)%	02/01/2002
TFLIC Munder Net50	N/A	N/A	(38.01)%	02/01/2002
TFLIC T. Rowe Price Equity Income	N/A	N/A	(19.51)%	02/01/2002
TFLIC T. Rowe Price Small Cap	N/A	N/A	(25.56)%	02/01/2002
TFLIC Salomon All Cap	N/A	N/A	(25.01)%	02/01/2002
TFLIC PBHG Mid Cap Growth	N/A	N/A	(26.39)%	02/01/2002
TFLIC Dreyfus Mid Cap	N/A	N/A	(13.84)%	02/01/2002
TFLIC Great Companies — AmericaSM	N/A	N/A	(20.00)%	02/01/2002
TFLIC Great Companies — TechnologySM	N/A	N/A	(41.24)%	02/01/2002
TFLIC Great Companies — Global[2]	N/A	N/A	(19.60)%	02/01/2002
TFLIC Asset Allocation – Conservative Portfolio	N/A	N/A	(10.04)%	02/01/2002
TFLIC Asset Allocation – Moderate Portfolio	N/A	N/A	(12.81)%	02/01/2002
TFLIC Asset Allocation – Moderate Growth Portfolio	N/A	N/A	(15.68)%	02/01/2002
TFLIC Asset Allocation – Growth Portfolio	N/A	N/A	(19.15)%	02/01/2002
TFLIC PIMCO Total Return	N/A	N/A	5.10%	02/01/2002
TFLIC Transamerica Convertible Securities	N/A	N/A	(7.77)%	02/01/2002
TFLIC Janus Balanced	N/A	N/A	(6.08)%	02/01/2002
TFLIC Transamerica Equity(5)	N/A	N/A	(15.07)%	02/01/2002
TFLIC Transamerica Growth Opportunities	N/A	N/A	(21.19)%	02/01/2002
TFLIC Transamerica U.S. Government Securities	N/A	N/A	4.19%	02/01/2002
TFLIC J.P. Morgan Enhanced Index	N/A	N/A	(19.21)%	02/01/2002
TFLIC Capital Guardian Value	N/A	N/A	(21.25)%	02/01/2002
TFLIC Capital Guardian U.S. Equity	N/A	N/A	(19.99)%	02/01/2002
TFLIC Janus Global	N/A	N/A	N/A	05/01/2003
TFLIC MFS High Yield	N/A	N/A	N/A	05/01/2003
Fidelity VIP Growth Opportunities Portfolio(6)	N/A	N/A	(21.21)%	02/01/2002
Fidelity VIP Contrafund® Portfolio(6)	N/A	N/A	(10.39)%	02/01/2002
Fidelity VIP Equity-Income Portfolio(6)	N/A	N/A	(17.38)%	02/01/2002
Access U.S. Government Money Market Portfolio	N/A	N/A	N/A	05/01/2003
Potomac Dow 30 Plus Portfolio	N/A	N/A	N/A	05/01/2003
Potomac OTC Plus Portfolio	N/A	N/A	N/A	05/01/2003
Wells S&P REIT Index Portfolio	N/A	N/A	N/A	05/01/2003

(1)	Yield more closely reflects the current earnings of the TFLIC Transamerica Money Market subaccount than its total return. An investment in the TFLIC Transamerica Money Market subaccount is not insured or guaranteed by the FDIC. While this subaccount seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)	Refers to the date when the separate account first invested in the underlying portfolios. Returns shown have not been annualized.

(3)	As of April 30, 2003, the Value Line Aggressive Growth portfolio merged into the Alger Aggressive Growth portfolio.

(4)	As of April 30, 2003, the Gabelli Global Growth portfolio merged into the American Century International portfolio.

(5)	As of April 30, 2003, the LKCM Capital Growth portfolio merged into the Transamerica Equity portfolio.

(6)	These portfolios are available for investment only to Contract owners who purchased the Contract before May 1, 2003.

Adjusted Historical Portfolio Performance Data

We may disclose historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance would include data that precedes the inception dates of the subaccounts investing in the underlying portfolios. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time, based on the portfolio’s performance. This data assumes that the subaccounts available under the Contract were in existence for the same period as the portfolio with a level of charges equal to those currently assessed under the Contract. This data is not intended to indicate future performance.

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FREEDOM PREMIERSM
VARIABLE ANNUITY

Issued through
TFLIC SERIES ANNUITY ACCOUNT

Offered by
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(formerly, AUSA LIFE INSURANCE COMPANY, INC.)

Administrative Office:
P. O. Box 9054
Clearwater, Florida 33758-9054
Please send all premium payments, loan repayments,
correspondence and notices to the administrative office only.

Home Office:
4 Manhattanville Road
Purchase, New York 10577

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom PremierSM variable annuity offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2003 by calling 1-800-322-7353 (Monday – Friday 8:30 a.m. - 7:00 p.m. Eastern Time), by writing to the administrative office, TFLIC Life, Annuity Department, P. O. Box 9054, Clearwater, Florida 33758-9054 or by visiting our website at www.tafinlife.com/vp. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the funds.

Dated: May 1, 2003

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Our administrative office and mailing address is P. O. Box 9054, Clearwater, Florida 33758-9054. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353. Please send all premium payments, loan repayments, correspondence and notices to our administrative office and mailing address.

age	The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes and any surrender charge.

Code	The Internal Revenue Code of 1986, as amended.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at TFLIC’s administrative office. We measure Contract years, Contract months and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract.

death report day	The valuation date on which we have received both proof of death of an owner who is the annuitant and a beneficiary’s election regarding payment.

fixed account	An option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Contract in the future.

home office	Our home office address is 4 Manhattanville Road, Purchase, New York 10577. Please do not send any money, correspondence or notices to this address; please send them to the administrative office.

in force	Condition under which the Contract is active and the owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 90th birthday.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is the owner unless the application states otherwise, or unless a change of ownership is made at a later time.

portfolio	A separate investment portfolio of a fund.

premium payments	Amounts paid by an owner or on the owner’s behalf to TFLIC as consideration for the benefits provided by the Contract. When we use the term “premium payment” in this SAI, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

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qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	TFLIC Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

surrender	The termination of a Contract at the option of the owner.

TFLIC (we, us, our)	Transamerica Financial Life Insurance Company.

valuation date/ business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. TFLIC is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

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In order to supplement the description in the prospectus, the following provides additional information about TFLIC and the Contract, which may be of interest to a prospective purchaser.

THE CONTRACT—GENERAL PROVISIONS

Owner

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with TFLIC’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary.

The owner may change the ownership of the Contract in a written notice to our administrative office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date TFLIC accepts the written notice. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

Entire Contract

The Contract and any endorsements thereon and the Contract application constitute the entire contract between TFLIC and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

If the age or gender of the annuitant has been misstated, TFLIC will change the annuity benefit payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment TFLIC makes shall be paid in full with the next payment due such person or the beneficiary. The dollar amount of any overpayment made by TFLIC due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the annuitant may be established at any time by the submission of proof TFLIC finds satisfactory.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of TFLIC, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by TFLIC. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant.

In the event of any such substitution or change, we may make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be operated as a management company under the 1940 Act, or subject to any required approval, it may be deregistered under the 1940 Act in the event such registration is no longer required.

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We reserve the right to change the investment objective of any subaccount. Additionally, if required by law or regulation, we will not materially change an investment objective of the separate account or of a portfolio designated for a subaccount unless a statement of change is filed with and approved by the appropriate insurance official of the state of TFLIC’s domicile, or deemed approved in accordance with such law or regulation.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a separate account annuity option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable and Fixed Payment. The amount of the first variable and fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with Projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age

Before 2010 2010-2019 2020-2026 2027-2033 2034-2040 After 2040	Actual Age Actual Age minus 1 Actual Age minus 2 Actual Age minus 3 Actual Age minus 4 As determined by TFLIC

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

Adjusted Partial Surrender. A partial surrender will reduce the amount of your annual step-up death benefit by an amount called the adjusted partial surrender. The reduction depends on the relationship between the annual step-up death benefit and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a)	is the amount of the annual step-up death benefit prior to the excess partial surrender; and

(b)	is the annuity value prior to the excess partial surrender.

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The following examples describe the effect of surrender on the annual step-up death benefit and annuity value.

EXAMPLE 1
(Assumed Facts for Example)

$75,000	current annual step-up death benefit (ASUDB) before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and ASUDB)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge-free amount
$5,000	excess partial surrender–EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06*(5,319.15)
$5,319.15	reduction in annuity value due to excess partial surrender = 5000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15* (75,000/50,000)
$52,021.27	new ASUDB (after partial surrender) = 75,000 – 22,978.73
$34,680.85	new annuity value (after partial surrender) = 50,000 - 15,319.15

Summary:

Reduction in ASUDB	=	$22,978.73
Reduction in annuity value	=	$15,319.15

NOTE: In Example 1, the ASUDB is reduced more than the annuity value since the ASUDB was greater than the annuity value just prior to the partial surrender.

EXAMPLE 2
(Assumed Facts for Example)

$50,000	current annual step-up death benefit (ASUDB) before surrender
$75,000	current annuity value before partial surrender
$75,000	current death benefit (larger of annuity value and ASUDB)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge-free amount
$3,750	excess partial surrender–EPS (amount subject to surrender charge)
$239.36	surrender charge on EPS = 0.06* (3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36* (75,000/75,000)
$34,760.64	new ASUDB (after partial surrender) = 50,000 –15,239.36
$59,760.64	new annuity value (after partial surrender) = 75,000 -11,250 - 3,989.36

Summary:

Reduction in ASUDB	=	$15,239.36
Reduction in annuity value	=	$15,239.36

NOTE: In Example 2, the ASUDB and annuity value are reduced by the same amount since the annuity value was higher than the ASUDB just prior to the partial surrender.

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Death of Owner. Federal tax law requires that if any owner dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Certain Federal Income Tax Consequences of this SAI for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner is not the annuitant and dies before the annuitant:

•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;

•	if the sole beneficiary is alive and is the owner’s spouse, the Contract will continue with the spouse as the new owner; or

•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner. The cash value must be distributed either:

•	within five years of the former owner’s death; or

•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or

•	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at the owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

If the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Certain Federal Income Tax Consequences.)

If a beneficiary or joint owner elects to receive the death benefit proceeds under the alternate payment option (1) or (2)(ii) above, then we will: (a) allow partial surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds during the distribution period. If the beneficiary dies during the distribution period, we will pay the remaining value of the Contract first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. The owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, the owner may then designate a new beneficiary.) The change will take effect as of the date the owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative office. Unless we receive

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written notice from the owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The Contract will not share in TFLIC’s surplus earnings; no dividends will be paid.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Contract based on the Internal Revenue Code of 1986, as amended, proposed and final Treasury regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to “United States Persons,” and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

Tax Status of the Contract

The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes.

Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury regulations. The Treasury regulations issued under section 817(h) (Treas. Reg. § 1.817-5) apply a diversification requirement to each of the subaccounts of the separate account. The separate account, through the funds and their portfolios, intends to comply with the diversification requirements of the Treasury.

Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the qualified retirement plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified contracts from application of the diversification rules, the investment vehicle for TFLIC’s qualified Contracts (i.e., the funds) will be structured to comply with the diversification standards because it serves as the investment vehicle for nonqualified contracts as well as qualified contracts.

Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner’s gross income. Several years ago, the IRS stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. More recently, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations “do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account.” This announcement also stated that guidance would be issued by way of regulations or rulings on the “extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of underlying assets.”

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The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of subaccounts in which to allocate premiums and annuity values, and may be able to transfer among these accounts more frequently, than in such rulings. These differences could result in owners being treated as the owners of the assets of the separate account. We, therefore, reserve the right to modify the Contracts as necessary to attempt to prevent the owners from being considered the owners of a pro rata share of the assets of the separate account.

Distribution Requirements. The Code also requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of an owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the maturity date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the maturity date, the entire interest in the contract must generally be distributed within five years after such owner’s date of death or be applied to provide an immediate annuity under which payments will begin within one year of such owner’s death and will be made for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. However, if such owner’s death occurs prior to the maturity date, and such owner’s surviving spouse is named beneficiary, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person, then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of the owner. The Contract contains provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contracts satisfy all such Code requirements. The provisions contained in the Contracts will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld and properly notifies us. For certain qualified Contracts, certain distributions are subject to mandatory withholding. The withholding rate varies according to the type of distribution and the owner’s tax status. For qualified Contracts, “eligible rollover distributions” from section 401(a) plans, section 403(b) tax-sheltered annuities and governmental section 457 deferred compensation plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is a distribution from such a plan, except certain distributions such as distributions required by the Code, hardship distributions, or distributions in a specified annuity form. The 20% withholding does not apply, however, to certain nontaxable distributions if the owner chooses a “direct rollover” from the plan to another tax-qualified plan or IRA.

Qualified Contracts. The qualified Contract is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59½ (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into the Contracts and our Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.

For qualified plans under sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70½ or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year in which the owner (or plan participant) reaches age 70½. Each owner is responsible for requesting distributions under the Contract that satisfy applicable tax rules.

We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity (“IRA”) under section 408(b) of the Code, a Contract must contain certain provisions: (i) the owner must be the annuitant; (ii) the Contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the Contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year on behalf of any individual may not exceed $3,000 for 2003 ($3,500 if age 50 or older by the end of 2003), except in the case of a rollover amount or contribution under sections 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) annuity payments or partial surrenders must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70½ and must be made in a specified form and manner; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the annuity value; and (vii) the entire interest of the owner is non-forfeitable. Contracts intended to qualify as

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traditional IRAs under section 408(b) of the Code contain such provisions. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply to the rollover or conversion and to distributions attributable thereto. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. The Roth IRA is available to individuals with earned income and whose modified adjusted gross income is under $110,000 for single filers, $160,000 for married filing jointly, and $10,000 for married filing separately. The amount per individual that may be contributed to all IRAs (Roth and traditional) is $3,000 for 2003 ($3,500 if age 50 or older by the end of 2003). Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made five tax years after the first contribution to any Roth IRA of the individual and made after attaining age 59½, or to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a premature withdrawal penalty tax unless an exception applies. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if the amounts are distributed within the five taxable years beginning with the year in which the conversion was made. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same.

Section 403(b) Plans. Under section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor. Additionally, in accordance with the requirements of the Code, section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59½, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

Corporate Pension, Profit Sharing Plans and H.R. 10 Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the Contract is assigned or transferred to any individual as a means to provide benefit payments. The Contract includes a death benefit that in some cases may exceed the greater of the premium payments or the annuity value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in a pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax advisor.

Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan (as that term is used in the Code), provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contracts can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. For non-governmental section 457 plans, all such investments, however, are owned by the sponsoring employer, and are subject to the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-governmental employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations.

Taxation of TFLIC

TFLIC at present is taxed as a life insurance company under Part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the Contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to the separate account.

INVESTMENT EXPERIENCE

Accumulation Units

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Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. At the end of any valuation period, a subaccount’s value is equal to the number of units that your Contract has in the subaccount, multiplied by the accumulation unit value of the subaccount.

The number of units that your Contract has in each subaccount is equal to:

1.	The initial units purchased on the Contract date; plus

2.	Units purchased at the time additional premium payments are allocated to the subaccount; plus

3.	Units purchased through transfers from another subaccount or the fixed account; minus

4.	Any units that are redeemed to pay for partial surrenders; minus

5.	Any units that are redeemed as part of a transfer to another subaccount or the fixed account; minus

6.	Any units that are redeemed to pay the annual Contract charge, any applicable premium taxes and any transfer charge.

The value of an accumulation unit was arbitrarily established at $10.00 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of the regular session of business on the NYSE (currently 4:00 p.m. Eastern Time), on each day the NYSE is open.

Accumulation Unit Value

The accumulation unit value will vary from one valuation period to the next depending on the investment results experienced by each subaccount. The accumulation unit value for each subaccount at the end of a valuation period is the result of:

1.	The total value of the assets held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period. This value is determined by multiplying the number of shares of the designated fund portfolio owned by the subaccount times the portfolio’s net asset value per share; minus

2.	The accrued daily percentage for the mortality and expense risk charge and the administrative charge multiplied by the net assets of the subaccount; minus

3.	The accrued amount of reserve for any taxes that are determined by us, subject to prior approval by the Superintendent of Insurance of New York State, to have resulted from the investment operations of the subaccount; divided by

4.	The number of outstanding units in the subaccount prior to the purchase or redemption of any units on that date.

During the accumulation period, the mortality and expense risk charge is deducted at an annual rate of 1.00% of net assets for each day in the valuation period and compensates us for certain mortality and expense risks. The administrative charge is deducted at an annual rate of 0.40% of net assets for each day in the valuation period and compensates us for certain administrative expenses. The accumulation unit value may increase, decrease, or remain the same from valuation period to valuation period.

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;

(b)	is the net investment factor for that subaccount for the valuation period; and

(c)	is the investment return adjustment factor for the valuation period.

The investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

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(i)      is the result of:

(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value
and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where: A =	Annuity unit value for the immediately preceding valuation period.
Assume = $X

B =	Net investment experience factor for the valuation period for which the annuity unit value is being calculated.
Assume = Y

C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used.
Assume = Z

Then, the annuity unit value is:           $ XYZ = $Q

Formula and Illustration for Determining Amount of
First Monthly Variable Annuity Payment

First monthly variable annuity payment =	AB

$1,000

Where: A =	The annuity value as of the maturity date.
Assume = $X

B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract.
Assume = $Y

Then, the first monthly variable annuity payment =	$XY = $Z

1,000

Formula and Illustration for Determining the Number of Annuity Units
Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A

B

Where: A =	The dollar amount of the first monthly variable annuity payment.
Assume = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

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Assume = $Y

Then, the number of annuity units =	$X	=	Z

$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield – When available the yield quotation that will be set forth in the prospectus for the TFLIC Transamerica Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TFLIC Transamerica Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield – When available the effective yield quotation for the TFLIC Transamerica Money Market subaccount that will be set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TFLIC Transamerica Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge – For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period. Such fees and charges include the $30 annual Contract charge, calculated on the basis of an average Contract size of $13,131, which translates into a charge of 0.23%. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Section 5. Expenses—Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TFLIC Transamerica Money Market subaccount and the funds are excluded from the calculation of yield.

The yield on amounts held in the TFLIC Transamerica Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TFLIC Transamerica Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the TFLIC Transamerica Money Market, the types and quality of portfolio securities held by the TFLIC Transamerica Money Market and its operating expenses. For the seven days ended December 31, 2002, the yield of the TFLIC Transamerica Money Market subaccount was (0.27)%, and the effective yield was (0.26)%, assuming no surrender.

Other Subaccount Yields

When available, the yield quotations for all of the subaccounts, except the TFLIC Transamerica Money Market subaccount, representing the accumulation period that will be set forth in the prospectus will be based on the 30-day period ended on the date of the most recent balance sheet of the separate account and are computed by dividing the net investment income per unit earned during the period by the maximum offering price per unit on the last date of the period, according to the following formula:

a – b
YIELD = 2[ (		+ 1)[6]-1]
cd

Where:	a =	net investment income earned during the period by the corresponding portfolio of a fund attributable to shares owned by the subaccount.

	b =	expenses accrued for the period (net of reimbursement).

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c =	the average daily number of units outstanding during the period.

d =	the maximum offering price per unit on the last day of the period.

For purposes of the yield quotations for all of the subaccounts, except the TFLIC Transamerica Money Market subaccount, the calculations take into account all fees that are charged to all owner accounts during the accumulation period. Such fees include the $30 annual Contract charge, calculated on the basis of an average Contract size of $13,131, which translates into a charge of 0.23%. The calculations do not take into account any premium taxes (not currently charged in New York) or any transfer or surrender charges.

A surrender charge may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount, with the specific percentage applicable to a particular surrender depending on the length of time premium payments were held under the Contract, and whether surrenders had been made previously during that Contract year. (See Section 5. Expenses—Surrender Charge of the prospectus.)

The yield on amounts held in the subaccounts of the separate account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of its investments and its operating expenses. For the 30 days ended December 31, 2002, the yield of the TFLIC AEGON Bond subaccount was 2.43%, assuming no surrender.

Total Returns

When available, the total return quotations that will be set forth in the prospectus for all subaccounts, except the TFLIC Transamerica Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, while a subaccount has been in existence for a period of less than one, five and ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the TFLIC Transamerica Money Market subaccount, the calculations will take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period. Such fees include the mortality and expense risk charge, the administrative charge and the $30 annual Contract charge, calculated on the basis of an average Contract size of $13,131, which translates into a charge of 0.23%. The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract.

Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:	T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

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For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge of 1.00%, the administrative charge of 0.40%, and the $30 annual Contract charge (based on an average Contract size of $13,131, the annual Contract charge translates into a charge of 0.23%). Such data may or may not assume complete surrender of the Contract at the end of the period.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

TFLIC performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by Western Reserve at (1) 570 Carillon Parkway, St. Petersburg, Florida 33716-1202; (2) 400 West Market Street, Louisville, Kentucky 40202; (3) 4800 140th Avenue North, Clearwater, Florida 33762-3800; and (4) 1285 Starkey Road, Largo, Florida 33773. As presently required by the 1940 Act and regulations promulgated thereunder, TFLIC will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. The reports will also show any other information required by the laws or regulations of the state in which the Contract is issued. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

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DISTRIBUTION OF THE CONTRACTS

AFSG Securities Corporation (“AFSG”), an affiliate of TFLIC, is the principal underwriter of the Contracts. AFSG is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the “NASD”). AFSG will not be compensated for its services as principal underwriter of the Contracts.

AFSG will receive the 12b-1 fees assessed against the Fidelity VIP and AVIT fund shares held for the Contracts as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP and AVIT funds held for the Contracts as compensation for providing certain recordkeeping services.

The Contracts are offered to the public through broker/dealers licensed under the federal securities laws and state insurance laws and who have entered into written sales agreements with AFSG, including InterSecurities, Inc., World Group Securities, Inc., Transamerica Capital, Inc. and Transamerica Financial Advisors, Inc., all affiliates of TFLIC. We will generally pay broker/dealers sales commissions in an amount up to 6% of premium payments. In addition, broker/dealers may receive commissions on an ongoing basis up to 0.20% of the annuity value (excluding the fixed account) in each Contract year, starting at the end of the first quarter of the second Contract year, grading upward to as much as 0.50% of the annuity value (excluding the fixed account) starting in the 12th Contract year. These ongoing commissions are provided when the Contract has an annuity value of $5,000 or more in the subaccounts. In addition, broker/dealers may receive bonuses based on production and persistency. These ongoing commissions are not deducted from premium payments. Certain production, persistency and managerial bonuses may also be paid. Alternatively, compensation schedules may be structured to pay lower compensation amounts on premium payments with higher ongoing commissions starting at an earlier duration. Subject to applicable federal and state laws and regulations, we may also pay compensation to banks and other financial institutions for their services in connection with the sale and servicing of the Contracts. The level of such compensation will not exceed that paid to broker/dealers for their sale of the Contracts.

To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker/dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Contract. Commissions paid on sales of the Contracts, including other sales incentives, are not directly charged to Contract owners or the separate account.

During fiscal year 2002, the amount paid to AFSG in connection with all contracts sold through the separate account was $11,378. No amounts were retained by AFSG.

We offer the Contracts on a continuous basis. We anticipate continuing the offering of the Contracts. However, we reserve the right to discontinue the offering at any time.

OTHER PRODUCTS

In the future, TFLIC may make other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

The assets of the separate account are held by TFLIC. The assets of the separate account are kept physically segregated and held apart from our general account and any other separate account. TFLIC maintains records of all purchases and redemptions of shares of the funds. Additional protection for the assets of the separate account is provided by a blanket bond issued to AEGON USA, Inc. (“AEGON USA”) in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including TFLIC. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. provides additional fidelity coverage to a limit of $10 million.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP has provided advice on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and TFLIC’s right to issue the Contracts under New York insurance law, have been passed upon by Robert F. Colby, Esq., Vice President and Assistant Secretary of TFLIC.

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INDEPENDENT AUDITORS

The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to TFLIC and the separate account for the year ended December 31, 2002. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

Because AUSA Life Insurance Company, Inc. did not change its name to Transamerica Financial Life Insurance Company until April 1, 2003, financial statements as of December 31, 2002 will reflect the AUSA Series Annuity Account for the separate account and AUSA Life Insurance Company, Inc. for the insurer.

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). AUSA Life Insurance Company, Inc.’s financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for AUSA Life Insurance Company, Inc. as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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Report of Independent Auditors

The Board of Directors and Policy Owners

  of the AUSA Series Annuity Account
AUSA Life Insurance Company, Inc.

We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the AUSA Series Annuity Account (the “Separate Account,” a separate account of AUSA Life Insurance Company, Inc.) as of December 31, 2002, and the related statements of operations and changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the mutual fund’s transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the AUSA Series Annuity Account at December 31, 2002, and the results of their operations and changes in net assets, and financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

Des Moines, Iowa
January 31, 2003

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

	AUSA			AUSA	AUSA
	Transamerica	AUSA	AUSA	LKCM	Van Kampen
	Money	AEGON	Janus	Strategic	Emerging
	Market	Bond	Growth	Total Return	Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	51	3	1	2	2

Cost	$51	$32	$38	$26	$31

Investment, at net asset value	$51	$33	$29	$23	$22
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	51	33	29	23	22

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$51	$33	$29	$23	$22

Net Assets Consists of:
Contract owners’ equity	$26	$6	$11	$0	$5
Depositor’s equity	25	27	18	23	17

Net assets applicable to units outstanding	$51	$33	$29	$23	$22

Contract owners’ units	2	0	1	0	0
Depositor’s units	3	3	3	3	3

Units outstanding	5	3	4	3	3

Accumulation unit value	$10.00	$10.79	$7.17	$8.97	$6.77

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

	AUSA	AUSA	AUSA		AUSA
	Alger	Federated	Transamerica	AUSA	American
	Aggressive	Growth &	Value	PBHG/NWQ	Century
	Growth	Income	Balanced	Value Select	International
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	2	2	3	2	3

Cost	$27	$31	$33	$27	$25

Investment, at net asset value	$19	$29	$28	$23	$21
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	19	29	28	23	21

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$19	$29	$28	$23	$21

Net Assets Consists of:
Contract owners’ equity	$2	$4	$6	$2	$0
Depositor’s equity	17	25	22	21	21

Net assets applicable to units outstanding	$19	$29	$28	$23	$21

Contract owners’ units	0	0	0	0	0
Depositor’s units	3	3	3	3	3

Units outstanding	3	3	3	3	3

Accumulation unit value	$6.73	$9.91	$8.62	$8.44	$8.31

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

		AUSA	AUSA
	AUSA	Third	Clarion	AUSA	AUSA
	GE	Avenue	Real Estate	Marsico	Munder
	U.S. Equity	Value	Securities	Growth	Net50
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	3	2	2	4	4

Cost	$34	$29	$25	$32	$27

Investment, at net asset value	$28	$25	$26	$25	$18
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	28	25	26	25	18

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$28	$25	$26	$25	$18

Net Assets Consists of:
Contract owners’ equity	$8	$3	$0	$6	$2
Depositor’s equity	20	22	26	19	16

Net assets applicable to units outstanding	$28	$25	$26	$25	$18

Contract owners’ units	1	0	0	0	0
Depositor’s units	3	3	3	3	3

Units outstanding	4	3	3	3	3

Accumulation unit value	$8.02	$8.77	$10.22	$7.50	$6.21

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

	AUSA	AUSA		AUSA
	T. Rowe	T. Rowe	AUSA	PBHG	AUSA
	Price	Price	Salomon	Mid Cap	Dreyfus
	Dividend Growth	Small Cap	All Cap	Growth	Mid Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	3	2	2	3	2

Cost	$25	$25	$27	$26	$25

Investment, at net asset value	$20	$19	$21	$19	$22
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	20	19	21	19	22

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$20	$19	$21	$19	$22

Net Assets Consists of:
Contract owners’ equity	$0	$0	$2	$1	$0
Depositor’s equity	20	19	19	18	22

Net assets applicable to units outstanding	$20	$19	$21	$19	$22

Contract owners’ units	0	0	0	0	0
Depositor’s units	3	3	3	3	3

Units outstanding	3	3	3	3	3

Accumulation unit value	$8.06	$7.46	$7.51	$7.37	$8.63

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

	AUSA	AUSA	AUSA	AUSA
	Value Line	Great	Great	Great	AUSA
	Aggressive	Companies-	Companies-	Companies-	Gabelli
	Growth	AmericaSM	TechnologySM	Global[2]	Global Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	3	3	6	4	3

Cost	$25	$25	$25	$25	$25

Investment, at net asset value	$19	$20	$15	$20	$22
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	19	20	15	20	22

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$19	$20	$15	$20	$22

Net Assets Consists of:
Contract owners’ equity	$0	$0	$0	$0	$0
Depositor’s equity	19	20	15	20	22

Net assets applicable to units outstanding	$19	$20	$15	$20	$22

Contract owners’ units	0	0	0	0	0
Depositor’s units	3	3	3	3	3

Units outstanding	3	3	3	3	3

Accumulation unit value	$7.69	$8.02	$5.89	$8.06	$8.64

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

	AUSA	AUSA	AUSA	AUSA	AUSA
	LKCM	Conservative	Moderate	Moderately	Aggressive
	Capital	Asset	Asset	Aggressive Asset	Asset
	Growth	Allocation	Allocation	Allocation	Allocation
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	4	2	6	4	2

Cost	$25	$25	$55	$39	$25

Investment, at net asset value	$11	$23	$51	$35	$20
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	11	23	51	35	20

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$11	$23	$51	$35	$20

Net Assets Consists of:
Contract owners’ equity	$0	$0	$29	$14	$0
Depositor’s equity	11	23	22	21	20

Net assets applicable to units outstanding	$11	$23	$51	$35	$20

Contract owners’ units	0	0	3	1	0
Depositor’s units	3	3	3	3	3

Units outstanding	3	3	6	4	3

Accumulation unit value	$4.45	$9.00	$8.73	$8.44	$8.09

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

			AUSA		AUSA
	AUSA	AUSA	Transamerica	AUSA	Transamerica
	PIMCO	Janus	Convertible	Transamerica	Growth
	Total Return	Balanced	Securities	Equity	Opportunities
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	2	2	2	2	2

Cost	$25	$25	$25	$25	$25

Investment, at net asset value	$26	$24	$23	$21	$20
Dividend receivable	0	0	0	0	0
Transfers receivable from depositor	0	0	0	0	0

Total assets	26	24	23	21	20

Liabilities:
Accrued expenses	0	0	0	0	0
Transfers payable to depositor	0	0	0	0	0

Total liabilities	0	0	0	0	0

Net assets	$26	$24	$23	$21	$20

Net Assets Consists of:
Contract owners’ equity	$0	$0	$0	$0	$0
Depositor’s equity	26	24	23	21	20

Net assets applicable to units outstanding	$26	$24	$23	$21	$20

Contract owners’ units	0	0	0	0	0
Depositor’s units	3	3	3	3	3

Units outstanding	3	3	3	3	3

Accumulation unit value	$10.52	$9.40	$9.23	$8.50	$7.89

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

		AUSA	AUSA
	AUSA	Transamerica	J.P. Morgan	AUSA
	Capital Guardian	U.S. Government	Enhanced	Capital Guardian
	Value	Securities	Index	U.S. Equity
	Subaccount	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	1	2	2	3

Cost	$26	$25	$25	$25

Investment, at net asset value	$20	$26	$20	$20
Dividend receivable	0	0	0	0
Transfers receivable from depositor	0	0	0	0

Total assets	20	26	20	20

Liabilities:
Accrued expenses	0	0	0	0
Transfers payable to depositor	0	0	0	0

Total liabilities	0	0	0	0

Net assets	$20	$26	$20	$20

Net Assets Consists of:
Contract owners’ equity	$0	$0	$0	$0
Depositor’s equity	20	26	20	20

Net assets applicable to units outstanding	$20	$26	$20	$20

Contract owners’ units	0	0	0	0
Depositor’s units	3	3	3	3

Units outstanding	3	3	3	3

Accumulation unit value	$7.88	$10.43	$8.09	$8.01

See accompanying notes.

AUSA Series Annuity Account

Statements of Assets and Liabilities

At December 31, 2002

(all amounts except per unit amounts in thousands)

	Fidelity VIP
	Growth	Fidelity VIP	Fidelity VIP
	Opportunities	Contrafund®	Equity-Income
	Subaccount	Subaccount	Subaccount
Assets:
Investment in securities:
Number of shares	2	1	1

Cost	$25	$26	$27

Investment, at net asset value	$20	$23	$22
Dividend receivable	0	0	0
Transfers receivable from depositor	0	0	0

Total assets	20	23	22

Liabilities:
Accrued expenses	0	0	0
Transfers payable to depositor	0	0	0

Total liabilities	0	0	0

Net assets	$20	$23	$22

Net Assets Consists of:
Contract owners’ equity	$0	$1	$1
Depositor’s equity	20	22	21

Net assets applicable to units outstanding	$20	$23	$22

Contract owners’ units	0	0	0
Depositor’s units	3	3	3

Units outstanding	3	3	3

Accumulation unit value	$7.89	$8.98	$8.28

See accompanying notes.

AUSA Series Annuity Account

Statements of Operations

For the Period Ended December 31, 2002

(all amounts in thousands)

					AUSA
	AUSA			AUSA	Van
	Transamerica	AUSA	AUSA	LKCM	Kampen
	Money	AEGON	Janus	Strategic	Emerging
	Market	Bond	Growth	Total Return	Growth
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$1	$1	$0	$1	$0

Expenses:
Mortality and expense risk	1	0	0	0	0

Net investment income (loss)	0	1	0	1	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	0	1	(9)	(3)	(9)

Net gain (loss) on investment securities	0	1	(9)	(3)	(9)

Net increase (decrease) in net assets resulting from operations	$0	$2	$(9)	$(2)	$(9)

	AUSA	AUSA	AUSA		AUSA
	Alger	Federated	Transamerica	AUSA	American
	Aggressive	Growth &	Value	PBHG/NWQ	Century
	Growth	Income	Balanced	Value Select	International
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$2	$1	$0	$0

Expenses:
Mortality and expense risk	0	0	0	0	0

Net investment income (loss)	0	2	1	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	0	1	0	0
Change in unrealized appreciation (depreciation)	(8)	(2)	(5)	(4)	(4)

Net gain (loss) on investment securities	(8)	(2)	(4)	(4)	(4)

Net increase (decrease) in net assets resulting from operations	$(8)	$0	$(3)	$(4)	$(4)

See accompanying notes.

AUSA Series Annuity Account

Statements of Operations

For the Period Ended December 31, 2002

(all amounts in thousands)

		AUSA	AUSA
	AUSA	Third	Clarion	AUSA	AUSA
	GE	Avenue	Real Estate	Marsico	Munder
	U.S. Equity	Value	Securities	Growth	Net50
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$0	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	1	0	0	0
Change in unrealized appreciation (depreciation)	(6)	(4)	1	(7)	(9)

Net gain (loss) on investment securities	(6)	(3)	1	(7)	(9)

Net increase (decrease) in net assets resulting from operations	$(6)	$(3)	$1	$(7)	$(9)

	AUSA			AUSA
	T. Rowe Price	AUSA	AUSA	PBHG	AUSA
	Dividend	T. Rowe Price	Salomon	Mid Cap	Dreyfus
	Growth	Small Cap	All Cap	Growth	Mid Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$0	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	(5)	(6)	(6)	(7)	(3)

Net gain (loss) on investment securities	(5)	(6)	(6)	(7)	(3)

Net increase (decrease) in net assets resulting from operations	$(5)	$(6)	$(6)	$(7)	$(3)

See accompanying notes.

AUSA Series Annuity Account

Statements of Operations

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA	AUSA	AUSA	AUSA	AUSA
	Value Line	Great	Great	Great	Gabelli
	Aggressive	Companies	Companies-	Companies-	Global
	Growth	AmericaSM	TechnologySM	Global[2]	Growth
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$0	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	(6)	(5)	(10)	(5)	(3)

Net gain (loss) on investment securities	(6)	(5)	(10)	(5)	(3)

Net increase (decrease) in net assets resulting from operations	$(6)	$(5)	$(10)	$(5)	$(3)

	AUSA	AUSA	AUSA	AUSA	AUSA
	LKCM	Conservative	Moderate	Moderately	Aggressive
	Capital	Asset	Asset	Aggressive Asset	Asset
	Growth	Allocation	Allocation	Allocation	Allocation
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$0	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	(14)	(2)	(4)	(4)	(5)

Net gain (loss) on investment securities	(14)	(2)	(4)	(4)	(5)

Net increase (decrease) in net assets resulting from operations	$(14)	$(2)	$(4)	$(4)	$(5)

See accompanying notes.

AUSA Series Annuity Account

Statements of Operations

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA		AUSA		AUSA
	PIMCO	AUSA	Transamerica	AUSA	Transamerica
	Total	Janus	Convertible	Transamerica	Growth
	Return	Balanced	Securities	Equity	Opportunities
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$0	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0	0	0

Net investment income (loss)	0	0	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0	0
Realized gain distributions	0	0	0	0	0
Change in unrealized appreciation (depreciation)	1	(1)	(2)	(4)	(5)

Net gain (loss) on investment securities	1	(1)	(2)	(4)	(5)

Net increase (decrease) in net assets resulting from operations	$1	$(1)	$(2)	$(4)	$(5)

	AUSA	AUSA	AUSA	AUSA
	Capital	Transamerica	J.P. Morgan	Capital
	Guardian	U.S. Government	Enhanced	Guardian
	Value	Securities	Index	U.S. Equity
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$1	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0	0

Net investment income (loss)	1	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0	0
Realized gain distributions	0	0	0	0
Change in unrealized appreciation (depreciation)	(6)	1	(5)	(5)

Net gain (loss) on investment securities	(6)	1	(5)	(5)

Net increase (decrease) in net assets resulting from operations	$(5)	$1	$(5)	$(5)

See accompanying notes.

AUSA Series Annuity Account

Statements of Operations

For the Period Ended December 31, 2002

(all amounts in thousands)

	Fidelity VIP		Fidelity VIP
	Growth	Fidelity VIP	Equity-
	Opportunities	Contrafund®	Income
	Subaccount(1)	Subaccount(1)	Subaccount(1)
Investment Income:
Dividend income	$0	$0	$0
Expenses:
Mortality and expense risk	0	0	0

Net investment income (loss)	0	0	0

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on sale of investment securities	0	0	0
Realized gain distributions	0	0	1
Change in unrealized appreciation (depreciation)	(5)	(3)	(5)

Net gain (loss) on investment securities	(5)	(3)	(4)

Net increase (decrease) in net assets resulting from operations	$(5)	$(3)	$(4)

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

				AUSA	AUSA
	AUSA	AUSA	AUSA	LKCM	Van Kampen
	Transamerica	AEGON	Janus	Strategic	Emerging
	Money Market	Bond	Growth	Total Return	Growth
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$1	$0	$1	$0
Net gain (loss) on investment securities	0	1	(9)	(3)	(9)

Net increase (decrease) in net assets resulting from operations	0	2	(9)	(2)	(9)

Capital Unit Transactions:
Proceeds from units sold (transferred)	26	6	13	0	6

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	26	6	13	0	6

Net increase (decrease) in net assets	26	8	4	(2)	(3)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	51	33	29	23	22

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	8	3	5	3	3
Units redeemed	(3)	0	(1)	0	0

Units outstanding – end of year	5	3	4	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA	AUSA	AUSA		AUSA
	Alger	Federated	Transamerica	AUSA	American
	Aggressive	Growth &	Value	PBHG/NWQ	Century
	Growth	Income	Balanced	Value Select	International
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$2	$1	$0	$0
Net gain (loss) on investment securities	(8)	(2)	(4)	(4)	(4)

Net increase (decrease) in net assets resulting from operations	(8)	0	(3)	(4)	(4)

Capital Unit Transactions:
Proceeds from units sold (transferred)	2	4	6	2	0

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	2	4	6	2	0

Net increase (decrease) in net assets	(6)	4	3	(2)	(4)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	19	29	28	23	21

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	3	3	3	3	3
Units redeemed	0	0	0	0	0

Units outstanding – end of year	3	3	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA	AUSA	AUSA	AUSA	AUSA
	GE	Third Avenue	Clarion	Marsico	Munder
	U.S. Equity	Value	Real Estate	Growth	Net50
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$0	$0	$0	$0
Net gain (loss) on investment securities	(6)	(3)	1	(7)	(9)

Net increase (decrease) in net assets resulting from operations	(6)	(3)	1	(7)	(9)

Capital Unit Transactions:
Proceeds from units sold (transferred)	9	3	0	7	2

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	9	3	0	7	2

Net increase (decrease) in net assets	3	0	1	0	(7)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	28	25	26	25	18

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	5	3	3	4	3
Units redeemed	(1)	0	0	(1)	0

Units outstanding – end of year	4	3	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA			AUSA
	T. Rowe Price	AUSA	AUSA	PBHG	AUSA
	Dividend	T. Rowe Price	Salomon	Mid Cap	Dreyfus
	Growth	Small Cap	All Cap	Growth	Mid Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$0	$0	$0	$0
Net gain (loss) on investment securities	(5)	(6)	(6)	(7)	(3)

Net increase (decrease) in net assets resulting from operations	(5)	(6)	(6)	(7)	(3)

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	0	2	1	0

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	0	2	1	0

Net increase (decrease) in net assets	(5)	(6)	(4)	(6)	(3)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	20	19	21	19	22

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	3	3	3	3	3
Units redeemed	0	0	0	0	0

Units outstanding – end of year	3	3	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA	AUSA	AUSA	AUSA
	Value Line	Great	Great	Great	AUSA
	Aggressive	Companies-	Companies-	Companies-	Gabelli
	Growth	America SM	TechnologySM	Global[2]	Global Growth
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$0	$0	$0	$0
Net gain (loss) on investment securities	(6)	(5)	(10)	(5)	(3)

Net increase (decrease) in net assets resulting from operations	(6)	(5)	(10)	(5)	(3)

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	0	0	0	0

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	0	0	0	0

Net increase (decrease) in net assets	(6)	(5)	(10)	(5)	(3)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	19	20	15	20	22

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	3	3	3	3	3
Units redeemed	0	0	0	0	0

Units outstanding – end of year	3	3	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

		AUSA	AUSA	AUSA	AUSA
	AUSA	Conservative	Moderate	Moderately	Aggressive
	LKCM	Asset	Asset	Aggressive Asset	Asset
	Capital Growth	Allocation	Allocation	Allocation	Allocation
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$0	$0	$0	$0
Net gain (loss) on investment securities	(14)	(2)	(4)	(4)	(5)

Net increase (decrease) in net assets resulting from operations	(14)	(2)	(4)	(4)	(5)

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	0	30	14	0

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	0	30	14	0

Net increase (decrease) in net assets	(14)	(2)	26	10	(5)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	11	23	51	35	20

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	3	3	6	4	3
Units redeemed	0	0	0	0	0

Units outstanding – end of year	3	3	6	4	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

			AUSA		AUSA
	AUSA	AUSA	Transamerica	AUSA	Transamerica
	PIMCO	Janus	Convertible	Transamerica	Growth
	Total Return	Balanced	Securities	Equity	Opportunities
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$0	$0	$0	$0
Net gain (loss) on investment securities	1	(1)	(2)	(4)	(5)

Net increase (decrease) in net assets resulting from operations	1	(1)	(2)	(4)	(5)

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	0	0	0	0

Less cost of units redeemed:
Administrative charges	0	0	0	0	0
Policy loans	0	0	0	0	0
Surrender benefits	0	0	0	0	0
Death benefits	0	0	0	0	0

	0	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	0	0	0	0

Net increase (decrease) in net assets	1	(1)	(2)	(4)	(5)
Depositor’s equity contribution (net redemption)	25	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0	0

End of year	26	24	23	21	20

Unit Activity:
Units outstanding – beginning of period	0	0	0	0	0
Units issued	3	3	3	3	3
Units redeemed	0	0	0	0	0

Units outstanding – end of year	3	3	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

	AUSA	AUSA		AUSA
	Capital	Transamerica	AUSA	Capital
	Guardian	U.S. Government	J.P. Morgan	Guardian
	Value	Securities	Enhanced Index	U.S. Equity
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$1	$0	$0	$0
Net gain (loss) on investment securities	(6)	1	(5)	(5)

Net increase (decrease) in net assets resulting from operations	(5)	1	(5)	(5)

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	0	0	0

Less cost of units redeemed:
Administrative charges	0	0	0	0
Policy loans	0	0	0	0
Surrender benefits	0	0	0	0
Death benefits	0	0	0	0

	0	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	0	0	0

Net increase (decrease) in net assets	(5)	1	(5)	(5)
Depositor’s equity contribution (net redemption)	25	25	25	25
Net Assets:
Beginning of period	0	0	0	0

End of year	20	26	20	20

Unit Activity:
Units outstanding – beginning of period	0	0	0	0
Units issued	3	3	3	3
Units redeemed	0	0	0	0

Units outstanding – end of year	3	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Statements of Changes in Net Assets

For the Period Ended December 31, 2002

(all amounts in thousands)

	Fidelity VIP		Fidelity VIP
	Growth	Fidelity VIP	Equity-
	Opportunities	Contrafund®	Income
	Subaccount(1)	Subaccount(1)	Subaccount(1)
Operations:
Net investment income (loss)	$0	$0	$0
Net gain (loss) on investment securities	(5)	(3)	(4)

Net increase (decrease) in net assets resulting from operations	(5)	(3)	(4)

Capital Unit Transactions:
Proceeds from units sold (transferred)	0	1	1

Less cost of units redeemed:
Administrative charges	0	0	0
Policy loans	0	0	0
Surrender benefits	0	0	0
Death benefits	0	0	0

	0	0	0

Increase (decrease) in net assets from capital unit transactions	0	1	1

Net increase (decrease) in net assets	(5)	(2)	(3)
Depositor’s equity contribution (net redemption)	25	25	25
Net Assets:
Beginning of period	0	0	0

End of year	20	23	22

Unit Activity:
Units outstanding – beginning of period	0	0	0
Units issued	3	3	3
Units redeemed	0	0	0

Units outstanding – end of year	3	3	3

See accompanying notes.

AUSA Series Annuity Account

Financial Highlights

For the Period Ended December 31, 2002

				AUSA
	AUSA	AUSA	AUSA	LKCM
	Transamerica	AEGON	Janus	Strategic
	Money Market	Bond	Growth	Total Return
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	0.00	0.27	(0.10)	0.17
Net realized and unrealized gain (loss) on investment	0.00	0.52	(2.73)	(1.20)

Net income (loss) from operations	0.00	0.79	(2.83)	(1.03)

Accumulation unit value, end of year	$10.00	$10.79	$7.17	$8.97

Total return	0.00%	7.85%	(28.27)%	(10.33)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$51	$33	$29	$23
Ratio of net investment income (loss) to average net assets	(0.03)%	2.90%	(1.40)%	1.99%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

	AUSA	AUSA	AUSA	AUSA
	Van Kampen	Alger	Federated	Transamerica
	Emerging	Aggressive	Growth &	Value
	Growth	Growth	Income	Balanced
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.10)	(0.10)	0.49	0.22
Net realized and unrealized gain (loss) on investment	(3.13)	(3.17)	(0.58)	(1.60)

Net income (loss) from operations	(3.23)	(3.27)	(0.09)	(1.38)

Accumulation unit value, end of year	$6.77	$6.73	$9.91	$8.62

Total return	(32.31)%	(32.68)%	(0.90)%	(13.82)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$22	$19	$29	$28
Ratio of net investment income (loss) to average net assets	(1.29)%	(1.40)%	5.38%	2.75%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

See accompanying notes.

AUSA Series Annuity Account
Financial Highlights

For the Period Ended December 31, 2002

		AUSA
	AUSA	American	AUSA	AUSA
	PBHG/NWQ	Century	GE	Third Avenue
	Value Select	International	U.S. Equity	Value
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	0.09	(0.09)	(0.07)	0.05
Net realized and unrealized gain (loss) on investment	(1.65)	(1.60)	(1.91)	(1.28)

Net income (loss) from operations	(1.56)	(1.69)	(1.98)	(1.23)

Accumulation unit value, end of year	$8.44	$8.31	$8.02	$8.77

Total return	(15.60)%	(16.86)%	(19.75)%	(12.27)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$23	$21	$28	$25
Ratio of net investment income (loss) to average net assets	1.12%	(1.06)%	(0.82)%	.63%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

				AUSA
	AUSA			T. Rowe
	Clarion	AUSA	AUSA	Price
	Real Estate	Marsico	Munder	Dividend
	Securities	Growth	Net50	Growth
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	0.03	(0.10)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investment	0.19	(2.40)	(3.70)	(1.87)

Net income (loss) from operations	0.22	(2.50)	(3.79)	(1.94)

Accumulation unit value, end of year	$10.22	$7.50	$6.21	$8.06

Total return	2.19%	(25.03)%	(37.89)%	(19.35)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$26	$25	$18	$20
Ratio of net investment income (loss) to average net assets	.37%	(1.26)%	(1.40)%	(0.87)%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

See accompanying notes.

AUSA Series Annuity Account
Financial Highlights

For the Period Ended December 31, 2002

	AUSA		AUSA
	T. Rowe	AUSA	PBHG	AUSA
	Price	Salomon	Mid Cap	Dreyfus
	Small Cap	All Cap	Growth	Mid Cap
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.11)	(0.01)	(0.11)	(0.12)
Net realized and unrealized gain (loss) on investment	(2.43)	(2.48)	(2.52)	(1.25)

Net income (loss) from operations	(2.54)	(2.49)	(2.63)	(1.37)

Accumulation unit value, end of year	$7.46	$7.51	$7.37	$8.63

Total return	(25.42)%	(24.87)%	(26.25)%	(13.68)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$19	$21	$19	$22
Ratio of net investment income (loss) to average net assets	(1.40)%	(.17)%	(1.40)%	(1.36)%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

	AUSA	AUSA	AUSA	AUSA
	Value Line	Great	Great	Great
	Aggressive	Companies -	Companies -	Companies -
	Growth	AmericaSM	TechnologySM	Global[2]
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.11)	(0.09)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investment	(2.20)	(1.89)	(4.02)	(1.83)

Net income (loss) from operations	(2.31)	(1.98)	(4.11)	(1.94)

Accumulation unit value, end of year	$7.69	$8.02	$5.89	$8.06

Total return	(23.12)%	(19.85)%	(41.12)%	(19.45)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$19	$20	$15	$20
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.14)%	(1.40)%	(1.35)%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

See accompanying notes.

AUSA Series Annuity Account
Financial Highlights

For the Period Ended December 31, 2002

			AUSA	AUSA
	AUSA	AUSA	Conservative	Moderate
	Gabelli	LKCM	Asset	Asset
	Global Growth	Capital Growth	Allocation	Allocation
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.08)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investment	(1.28)	(5.47)	(0.91)	(1.19)

Net income (loss) from operations	(1.36)	(5.55)	(1.00)	(1.27)

Accumulation unit value, end of year	$8.64	$4.45	$9.00	$8.73

Total return	(13.56)%	(55.50)%	(9.95)%	(12.73)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$22	$11	$23	$51
Ratio of net investment income (loss) to average net assets	(0.99)%	(1.40)%	(1.40)%	(1.40)%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

	AUSA	AUSA
	Moderately	Aggressive	AUSA	AUSA
	Aggressive Asset	Asset	PIMCO	Janus
	Allocation	Allocation	Total Return	Balanced
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.08)	(0.08)	(0.10)	(0.09)
Net realized and unrealized gain (loss) on investment	(1.48)	(1.83)	0.62	(0.51)

Net income (loss) from operations	(1.56)	(1.91)	0.52	(0.60)

Accumulation unit value, end of year	$8.44	$8.09	$10.52	$9.40

Total return	(15.60)%	(19.07)%	5.21%	(5.99)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$35	$20	$26	$24
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.40)%	(1.40)%	(1.40)%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

See accompanying notes.

AUSA Series Annuity Account
Financial Highlights

For the Period Ended December 31, 2002

	AUSA		AUSA	AUSA
	Transamerica	AUSA	Transamerica	Capital
	Convertible	Transamerica	Growth	Guardian
	Securities	Equity	Opportunities	Value
	Subaccount(1)	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.09)	(0.08)	(0.08)	0.28
Net realized and unrealized gain (loss) on investment	(0.68)	(1.42)	(2.03)	(2.40)

Net income (loss) from operations	(0.77)	(1.50)	(2.11)	(2.12)

Accumulation unit value, end of year	$9.23	$8.50	$7.89	$7.88

Total return	(7.67)%	(14.98)%	(21.11)%	(21.17)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$23	$21	$20	$20
Ratio of net investment income (loss) to average net assets	(1.40)%	(1.40)%	(1.40)%	5.08%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%	1.40%

	AUSA	AUSA	AUSA
	Transamerica	J.P. Morgan	Capital
	U.S. Government	Enhanced	Guardian
	Securities	Index	U.S. Equity
	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	0.11	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investment	0.32	(1.87)	(1.95)

Net income (loss) from operations	0.43	(1.91)	(1.99)

Accumulation unit value, end of year	$10.43	$8.09	$8.01

Total return	4.30%	(19.13)%	(19.91)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$26	$20	$20
Ratio of net investment income (loss) to average net assets	1.68%	(0.74)%	(.78)%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%

See accompanying notes.

AUSA Series Annuity Account
Financial Highlights

For the Period Ended December 31, 2002

	Fidelity VIP		Fidelity VIP
	Growth	Fidelity VIP	Equity-
	Opportunities	Contrafund®	Income
	Subaccount(1)	Subaccount(1)	Subaccount(1)
Accumulation unit value, beginning of period	$10.00	$10.00	$10.00

Income from operations:
Net investment income (loss)	(0.04)	(0.05)	0.04
Net realized and unrealized gain (loss) on investment	(2.07)	(0.97)	(1.76)

Net income (loss) from operations	(2.11)	(1.02)	(1.72)

Accumulation unit value, end of year	$7.89	$8.98	$8.28

Total return	(21.06)%	(10.22)%	(17.22)%
Ratios and supplemental data:
Net assets at end of year (in thousands)	$20	$23	$22
Ratio of net investment income (loss) to average net assets	(0.47)%	(0.62)%	.53%
Ratio of expenses to average net assets	1.40%	1.40%	1.40%

See accompanying notes.

AUSA Series Annuity Account

Notes to the Financial Statements

At December 31, 2002

NOTE 1 —	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The AUSA Series Annuity Account (the “Annuity Account”), was established as a variable accumulation deferred annuity separate account of AUSA Life Insurance Company, Inc. (“AUSA” or the “depositor”) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Annuity Account contains forty-two investment options referred to as subaccounts. Each subaccount invests exclusively in the corresponding Portfolio (the “Portfolio”) of a Fund, which collectively is referred to as the “Fund”. The Annuity Account contains four Funds (collectively referred to as the “Funds”). Each Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Subaccount Investment by Fund:

AEGON/Transamerica Series Fund, Inc.

Transamerica Money Market
AEGON Bond
Janus Growth
LKCM Strategic Total Return
Van Kampen Emerging Growth
Alger Aggressive Growth
Federated Growth & Income
Transamerica Value Balanced
PBHG/ NWQ Value Select
American Century International
GE U.S. Equity
Third Avenue Value
Clarion Real Estate Securities
Marsico Growth
Munder Net50
T. Rowe Price Dividend Growth
T. Rowe Price Small Cap
Salomon All Cap
PBHG Mid Cap Growth
Dreyfus Mid Cap
Value Line Aggressive Growth
Great Companies – AmericaSM
Great Companies – TechnologySM
Great Companies – Global[2]
Gabelli Global Growth
LKCM Capital Growth
Conservative Asset Allocation
Moderate Asset Allocation
Moderately Aggressive Asset Allocation
Aggressive Asset Allocation
PIMCO Total Return
Janus Balanced
Transamerica Convertible Securities
Transamerica Equity
Transamerica Growth Opportunities
Capital Guardian Value
Transamerica U.S. Government Securities
J.P. Morgan Enhanced Index
Capital Guardian U.S. Equity

Variable Insurance Products Funds (VIP) - Service Class 2

Fidelity VIP Growth Opportunities Portfolio
Fidelity VIP Contrafund® Portfolio
Fidelity VIP Equity-Income Portfolio

The following Portfolio names have changed:

Portfolio	Formerly

Transamerica Money Market	J. P. Morgan Money Market
PBHG/ NWQ Value Select	NWQ Value Equity
American Century International	International Equity
Clarion Real Estate Securities	J.P. Morgan Real Estate Securities
Marsico Growth	Goldman Sachs Growth
PBHG Mid Cap Growth	Pilgrim Baxter Mid Cap Growth
Fidelity VIP Growth Opportunities Portfolio	Fidelity VIP III Growth Opportunities Portfolio - Service Class 2
Fidelity VIP Contrafund® Portfolio	Fidelity VIP III Contrafund® Portfolio - Service Class 2
Fidelity VIP Equity-Income Portfolio	Fidelity VIP Equity-Income Portfolio - Service Class 2

The AEGON/ Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/ Transamerica Fund Advisers, Inc. (“ATFA”) as investment adviser. Costs incurred in connection with the advisory services rendered by ATFA are paid by each Portfolio. ATFA has entered into sub-advisory agreements with various management companies (“Sub-Advisers”), some of which are affiliates of AUSA. Each Sub-Adviser is compensated directly

AUSA Series Annuity Account
Notes to the Financial Statements (continued)

At December 31, 2002

NOTE 1 — (continued)

by ATFA. The other three Funds have each entered into a participation agreement for it’s respective Portfolio with AUSA.

The Financial Statements reflect the period from inception as noted below to December 31, 2002.

Subaccount	Inception Date

AUSA Transamerica Money Market	02/01/2002
AUSA AEGON Bond	02/01/2002
AUSA Janus Growth	02/01/2002
AUSA LKCM Strategic Total Return	02/01/2002
AUSA Van Kampen Emerging Growth	02/01/2002
AUSA Alger Aggressive Growth	02/01/2002
AUSA Federated Growth & Income	02/01/2002
AUSA Transamerica Value Balanced	02/01/2002
AUSA PBHG/ NWQ Value Select	02/01/2002
AUSA American Century International	02/01/2002
AUSA GE U.S. Equity	02/01/2002
AUSA Third Avenue Value	02/01/2002
AUSA Clarion Real Estate Securities	02/01/2002
AUSA Marsico Growth	02/01/2002
AUSA Munder Net50	02/01/2002
AUSA T. Rowe Price Dividend Growth	02/01/2002
AUSA T. Rowe Price Small Cap	02/01/2002
AUSA Salomon All Cap	02/01/2002
AUSA PBHG Mid Cap Growth	02/01/2002
AUSA Dreyfus Mid Cap	02/01/2002
AUSA Value Line Aggressive Growth	02/01/2002
AUSA Great Companies – AmericaSM	02/01/2002
AUSA Great Companies – TechnologySM	02/01/2002
AUSA Great Companies – Global[2]	02/01/2002
AUSA LKCM Capital Growth	02/01/2002
AUSA Gabelli Global Growth	02/01/2002
AUSA Conservative Asset Allocation	05/01/2002
AUSA Moderate Asset Allocation	05/01/2002
AUSA Moderately Aggressive Asset Allocation	05/01/2002
AUSA Aggressive Asset Allocation	05/01/2002
AUSA PIMCO Total Return	05/01/2002
AUSA Janus Balanced	05/01/2002
AUSA Transamerica Convertible Securities	05/01/2002
AUSA Transamerica Equity	05/01/2002
AUSA Transamerica Growth Opportunities	05/01/2002
AUSA Capital Guardian Value	05/01/2002
AUSA Transamerica U.S. Government Securities	05/01/2002
AUSA J.P. Morgan Enhanced Index	05/01/2002
AUSA Capital Guardian U.S. Equity	05/01/2002
Fidelity VIP Growth Opportunities	02/01/2002
Fidelity VIP Contrafund®	02/01/2002
Fidelity VIP Equity-Income	02/01/2002

On February 1, 2002, AUSA made initial contributions totaling $ 725,000 to the Annuity Account. The respective amounts of the contributions and units received are as follows:

Subaccount	Contribution	Units

AUSA Transamerica Money Market	$25,000	2,500
AUSA AEGON Bond	25,000	2,500
AUSA Janus Growth	25,000	2,500
AUSA LKCM Strategic Total Return	25,000	2,500
AUSA Van Kampen Emerging Growth	25,000	2,500
AUSA Alger Aggressive Growth	25,000	2,500
AUSA Federated Growth & Income	25,000	2,500
AUSA Transamerica Value Balanced	25,000	2,500
AUSA PBHG/NWQ Value Select	25,000	2,500
AUSA American Century International	25,000	2,500
AUSA GE U.S. Equity	25,000	2,500
AUSA Third Avenue Value	25,000	2,500
AUSA Clarion Real Estate Securities	25,000	2,500
AUSA Marsico Growth	25,000	2,500
AUSA Munder Net50	25,000	2,500
AUSA T. Rowe Price Dividend Growth	25,000	2,500
AUSA T. Rowe Price Small Cap	25,000	2,500
AUSA Salomon All Cap	25,000	2,500
AUSA PBHG Mid Cap Growth	25,000	2,500
AUSA Dreyfus Mid Cap	25,000	2,500
AUSA Value Line Aggressive Growth	25,000	2,500
AUSA Great Companies - AmericaSM	25,000	2,500
AUSA Great Companies - TechnologySM	25,000	2,500
AUSA Great Companies Global[2]	$25,000	2,500
AUSA Gabelli Global Growth	25,000	2,500
AUSA LKCM Capital Growth	25,000	2,500
Fidelity VIP Growth Opportunities	25,000	2,500
Fidelity VIP Contrafund	25,000	2,500
Fidelity VIP Equity-Income	25,000	2,500

AUSA Series Annuity Account
Notes to the Financial Statements (continued)

At December 31, 2002

NOTE 1 — (continued)

On May 1, 2002, AUSA made initial contributions totaling $325,000 to the Annuity Account. The respective amounts of the contributions and units received are as follows:

Subaccount	Contribution	Units

AUSA Conservative Asset Allocation	$25,000	2,500
AUSA Moderate Asset Allocation	25,000	2,500
AUSA Moderately Aggressive Asset Allocation	25,000	2,500
AUSA Aggressive Asset Allocation	25,000	2,500
AUSA PIMCO Total Return	25,000	2,500
AUSA Janus Balanced	25,000	2,500
AUSA Transamerica Convertible Securities	25,000	2,500
AUSA Transamerica Equity	25,000	2,500
AUSA Transamerica Growth Opportunities	25,000	2,500
AUSA Capital Guardian Value	25,000	2,500
AUSA Transamerica U.S. Government Securities	25,000	2,500
AUSA J.P. Morgan Enhanced Index	25,000	2,500
AUSA Capital Guardian U.S. Equity	25,000	2,500

The Annuity Account holds assets to support the benefits under certain flexible payment variable accumulation deferred annuity contracts (the “Contracts”) issued by AUSA. The Annuity Account’s equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Annuity Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.    Valuation of Investments and Securities Transactions

Investments in the Funds’ shares are valued at the closing net asset value (“NAV”) per share of the underlying Portfolio, which values their investment securities at fair value, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B.    Federal Income Taxes

The operations of the Annuity Account are a part of and are taxed with the total operations of AUSA, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Annuity Account, including realized and unrealized capital gains, is not taxable to AUSA as long as the earnings are credited under the Contracts. Accordingly, no provision for Federal income taxes has been made.

NOTE 2 —	EXPENSES AND RELATED PARTY TRANSACTIONS

Charges are assessed by AUSA in connection with the issuance and administration of the Contracts.

A.    Contract Charges

No deduction for sales expenses is made from the purchase payments. A contingent deferred sales charge may, however, be assessed against contract values when withdrawn or surrendered.

On each anniversary through maturity date, and at surrender, AUSA will deduct an annual Contract charge as partial compensation for providing administrative services under the Contracts.

B.    Subaccount Charges

A daily charge equal to an annual rate of 1.40 % of average daily net assets is assessed to compensate AUSA for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Contracts. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

C.    Related Party Transactions

ATFA is the investment adviser for the AEGON/ Transamerica Series Fund, Inc. (“Fund”). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate

AUSA Series Annuity Account
Notes to the Financial Statements (continued)

At December 31, 2002

NOTE 2 — (continued)

to ATFA as a percentage of the average daily net assets of the portfolio.

Portfolio	Advisory Fee

Transamerica Money Market(1)	0.35%
AEGON Bond	0.45%
Janus Growth	0.80%
LKCM Strategic Total Return	0.80%
Van Kampen Emerging Growth	0.80%
Alger Aggressive Growth	0.80%
Federated Growth & Income	0.75%
Transamerica Value Balanced	0.75%
PBHG/ NWQ Value Select	0.80%
American Century International(2)	1.00%
GE U.S. Equity	0.80%
Third Avenue Value	0.80%
Clarion Real Estate Securities	0.80%
Marsico Growth(3)	0.90%
Munder Net50	0.90%
T. Rowe Price Dividend Growth(3)	0.90%
T. Rowe Price Small Cap	0.75%
Salomon All Cap(3)	0.90%
PBHG Mid Cap Growth(3)	0.90%
Dreyfus Mid Cap(4)	0.85%
Value Line Aggressive Growth	0.80%
Great Companies – AmericaSM	0.80%
Great Companies – TechnologySM	0.80%
Great Companies – Global[2]	0.80%
Gabelli Global Growth(5)	1.00%
LKCM Capital Growth	0.80%
Conservative Asset Allocation	0.10%
Moderate Asset Allocation	0.10%
Moderately Aggressive Asset Allocation	0.10%
Aggressive Asset Allocation	0.10%
PIMCO Total Return	0.70%
Janus Balanced(6)	0.90%
Transamerica Convertible Securities(7)	0.80%
Transamerica Equity	0.75%
Transamerica Growth Opportunities	0.85%
Capital Guardian Value(8)	0.85%
Transamerica U.S. Government Securities	0.65%
J.P. Morgan Enhanced Index	0.75%
Capital Guardian U.S. Equity(8)	0.85%

(1)	On May 1, 2002, the advisory fee for Transamerica Money Market was reduced from 0.40 % to 0.35 % of average daily net assets. The combined advisory fee for the period from commencement of operations through December 31, 2002 was 0.36%.

(2)	ATFA receives compensation for its services at 1.00 % of the first $ 50 million of the portfolio’s average daily net assets; .95 % of average daily net assets over $ 50 million up to $ 150 million; .90 % of average daily net assets over $ 150 million up to $ 500 million; and .85 % of average daily net assets in excess of $ 500 million.

(3)	ATFA receives compensation for its services at 0.90 % for the first $ 100 million of the portfolio’s average daily net assets; and 0.80 % for the portfolio’s average daily net assets above $ 100 million.

(4)	ATFA receives compensation for its services at 0.85 % for the first $ 100 million of the portfolio’s average daily net assets; and 0.80 % for the portfolio’s average daily net assets above $ 100 million.

(5)	ATFA receives compensation for its services at 1.00 % of the first $ 500 million of the portfolio’s average daily net assets; 0.90 % of average daily net assets over $ 500 million up to $ 1 billion; and 0.80 % of average daily net assets in excess of $ 1 billion.

(6)	ATFA receives compensation for its services at 0.90 % of the first $ 500 million of the portfolio’s average daily net assets; 0.85 % of the next $ 500 million of average daily net assets; and 0.80 % of average daily net assets over $ 1 billion.

(7)	ATFA receives compensation for its services at 0.80 % of first $ 500 million of portfolio’s average daily net assets; and 0.70 % of average daily net assets in excess of $ 500 million.

(8)	ATFA receives compensation for its services at 0.85 % of the first $ 300 million of the portfolio’s average daily net assets; 0.80 % of the next $ 200 million of the portfolio’s average daily net assets; and 0.775 % of average daily net assets over $ 500 million.

AEGON/ Transamerica Fund Services, Inc. (“ATFS”) provides the Fund with administrative and transfer agency services. ATFA

AUSA Series Annuity Account
Notes to the Financial Statements (continued)

At December 31, 2002

NOTE 2 — (continued)

and ATFS are wholly owned subsidiaries of Western Reserve Life Assurance Co. of Ohio (“WRL”). WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation and an affiliate of AUSA.

NOTE 3 — DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Annuity Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Annuity Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Annuity Account.

NOTE 4 — SECURITIES TRANSACTIONS

Securities transactions for the period ended December 31, 2002, are as follows (in thousands):

	Purchase	Proceeds
	of	from Sales
Subaccount	Securities	of Securities

AUSA Transamerica Money Market	$81	$30
AUSA AEGON Bond	32	0
AUSA Janus Growth	38	0
AUSA LKCM Strategic Total Return	26	0
AUSA Van Kampen Emerging Growth	31	0
AUSA Alger Aggressive Growth	27	0
AUSA Federated Growth & Income	31	0
AUSA Transamerica Value Balanced	33	0
AUSA PBHG/ NWQ Value Select	27	0
AUSA American Century International	25	0
AUSA GE U.S. Equity	35	1
AUSA Third Avenue Value	29	0
AUSA Clarion Real Estate Securities	25	0
AUSA Marsico Growth	32	0
AUSA Munder Net50	27	0
AUSA T. Rowe Price Dividend Growth	25	0
AUSA T. Rowe Price Small Cap	25	0
AUSA Salomon All Cap	28	1
AUSA PBHG Mid Cap Growth	26	0
AUSA Dreyfus Mid Cap	25	0
AUSA Value Line Aggressive Growth	25	0
AUSA Great Companies – AmericaSM	25	0

AUSA Series Annuity Account
Notes to the Financial Statements (continued)

At December 31, 2002

NOTE 4 — (continued)

	Purchase	Proceeds
	of	from Sales
Subaccount	Securities	of Securities

AUSA Great Companies – TechnologySM	$25	$0
AUSA Great Companies – Global[2]	25	0
AUSA Gabelli Global Growth	25	0
AUSA LKCM Capital Growth	25	0
AUSA Conservative Asset Allocation	25	0
AUSA Moderate Asset Allocation	55	0
AUSA Moderately Aggressive Asset Allocation	39	0
AUSA Aggressive Asset Allocation	25	0
AUSA PIMCO Total Return	25	0
AUSA Janus Balanced	25	0
AUSA Transamerica Convertible Securities	25	0
AUSA Transamerica Equity	25	0
AUSA Transamerica Growth Opportunities	25	0
AUSA Capital Guardian Value	26	0
AUSA Transamerica U.S. Government Securities	25	0
AUSA J.P. Morgan Enhanced Index	25	0
AUSA Capital Guardian U.S. Equity	25	0
Fidelity VIP Growth Opportunities	25	0
Fidelity VIP Contrafund®	26	0
Fidelity VIP Equity-Income	27	0

NOTE 5 — FINANCIAL HIGHLIGHTS

Per unit information has been computed using average units outstanding throughout the year. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Annuity Account and excludes expenses incurred indirectly by the underlying funds.

Report of Independent Auditors

The Board of Directors
AUSA Life Insurance Company, Inc.

We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2002. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the “separate account assets” and “separate account liabilities” included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 and 2001 AUSA Life Insurance Company, Inc. changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

Des Moines, Iowa February 14, 2003	/s/Ernst & Young LLP

AUSA Life Insurance Company, Inc.

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2002	2001

Admitted assets
Cash and invested assets:
Bonds	$4,748,005	$4,403,548
Stocks:
Preferred	4,306	4,207
Common, at market (cost: $30,280 in 2002 and $173,440 in 2001)	32,407	177,659
Mortgage loans on real estate	448,966	439,685
Real estate	239	1,009
Policy loans	17,457	13,440
Net short-term notes receivable from affiliates	81,300	71,300
Cash and short-term investments	325,133	148,906
Other invested assets	24,712	19,504

Total cash and invested assets	5,682,525	5,279,258
Receivable from parent, subsidiaries and affiliates	–	30,858
Premiums deferred and uncollected	66,646	51,977
Accrued investment income	70,332	69,264
Federal and foreign income tax recoverable	3,092	–
Net deferred income tax asset	39,853	–
Goodwill	–	12,852
Reinsurance receivable	20,584	37,331
Other admitted assets	17,737	12,470
Separate account assets	6,156,589	6,507,715

Total admitted assets	$12,057,358	$12,001,725

	December 31
	2002	2001

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$430,961	$375,569
Annuity	4,342,514	4,039,430
Accident and health	18,223	18,295
Policy and contract claim reserves:
Life	25,485	66,616
Accident and health	876	11,697
Liability for deposit type contracts	136,528	127,921
Other policyholders’ funds	683	659
Transfers to separate accounts due or accrued	(3,653)	(6,767)
Remittances and items not allocated	66,126	123,358
Asset valuation reserve	20,232	49,278
Interest maintenance reserve	21,548	20,112
Funds held under coinsurance and other reinsurance treaties	140,567	161,370
Reinsurance in unauthorized companies	6,996	13,650
Commissions and expense allowances payable on reinsurance assumed	18,410	14,372
Payable for securities	13,526	–
Payable to affiliates	31,992	–
Consideration to MONY pursuant to acquisition agreement	71,886	–
Payable under assumption reinsurance agreement	18,787	25,899
Provision for experience rating refunds	243	(11,156)
Other liabilities	26,761	13,494
Federal income taxes payable	–	16,467
Separate account liabilities	6,147,389	6,496,580

Total liabilities	11,536,080	11,556,844
Capital and surplus:
Common stock, $125 per share par value, 20,000 shares authorized, 16,466 issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	449,180	319,180
Special surplus	2,226	2,282
Unassigned surplus	67,372	120,919

Total capital and surplus	521,278	444,881

Total liabilities and capital and surplus	$12,057,358	$12,001,725

See accompanying notes.

AUSA Life Insurance Company, Inc.

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2002	2001	2000

Revenue:
Premiums and other considerations, net of reinsurance:
Life	$215,610	$143,732	$43,850
Annuity	1,548,445	1,473,146	1,529,202
Accident and health	46,602	42,687	30,541
Net investment income	339,632	348,703	330,718
Amortization of interest maintenance reserve	3,814	686	544
Commissions and expense allowances on reinsurance ceded	82,856	30,257	453
Income from fees associated with investment management, administration and contract guarantees for separate accounts	46,941	53,318	58,734
Consideration on reinsurance recaptured	77,057	–	–
Other income	5,614	2,105	1,755

	2,366,571	2,094,634	1,995,797
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	157,111	243,472	32,059
Surrender benefits	1,555,456	1,456,121	1,631,618
Other benefits	29,351	38,826	25,993
Increase (decrease) in aggregate reserves for policies and contracts:
Life	54,132	(100,418)	22,249
Annuity	301,951	188,999	(109,841)
Accident and health	(73)	1,820	43
Other	–	–	2,362
Increase in liability for deposit type funds	–	–	128,146

	2,097,928	1,828,820	1,732,629
Insurance expenses:
Commissions	107,241	113,754	48,590
General insurance expenses	80,001	59,498	58,850
Taxes, licenses and fees	4,756	1,922	1,771
Net transfers to (from) separate accounts	(40,770)	9,549	69,726
Consideration to MONY pursuant to acquisition agreement	71,886	–	–
Other expenses	54,569	7,776	(44)

	277,683	192,499	178,893

Total benefits and expenses	2,375,611	2,021,319	1,911,522
Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	(9,040)	73,315	84,275
Dividends to policyholders	3	52	–

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	(9,043)	73,263	84,275
Federal income tax expense	11,486	40,532	20,713

Gain (loss) from operations before net realized capital gains (losses) on investments	(20,529)	32,731	63,562
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(84,135)	(74,452)	1,023

Net income (loss)	$(104,664)	$(41,721)	$64,585

See accompanying notes.

AUSA Life Insurance Company, Inc.

Statements of Changes in Capital and
Surplus – Statutory Basis

(Dollars in Thousands)

				Special	Unassigned	Total
	Common	Preferred	Paid-in	Surplus	Surplus	Capital and
	Stock	Stock	Surplus	Funds	(Deficit)	Surplus

Balance at January 1, 2000	$2,500	$–	$319,180	$2,017	$69,798	$393,495
Net income	–	–	–	152	64,433	64,585
Change in non-admitted assets	–	–	–	–	683	683
Change in unrealized capital gains/losses	–	–	–	–	(540)	(540)
Change in liability for reinsurance in unauthorized companies	–	–	–	–	383	383
Change in surplus in separate accounts	–	–	–	–	(508)	(508)
Change in asset valuation reserve	–	–	–	–	(7,592)	(7,592)

Balance at December 31, 2000	2,500	–	319,180	2,169	126,657	450,506
Net loss	–	–	–	113	(41,834)	(41,721)
Change in unrealized capital gains/losses	–	–	–	–	2,450	2,450
Change in non-admitted assets	–	–	–	–	(3)	(3)
Change in liability for reinsurance in unauthorized companies	–	–	–	–	(13,489)	(13,489)
Change in asset valuation reserve	–	–	–	–	41,311	41,311
Cumulative effect of change in accounting principles	–	–	–	–	(1,365)	(1,365)
Net change in surplus in separate accounts	–	–	–	–	(113)	(113)
Tax benefits on stock options exercised	–	–	–	–	805	805
Exchange of common stock for preferred stock	(442)	442	–	–	–	–
Reinsurance transaction	–	–	–	–	6,500	6,500

Balance at December 31, 2001	2,058	442	319,180	2,282	120,919	444,881
Capital contribution	–	–	130,000	–	–	130,000
Net loss	–	–	–	(56)	(104,608)	(104,664)
Change in non-admitted assets	–	–	–	–	(4,967)	(4,967)
Change in unrealized capital gains/losses	–	–	–	–	(17,198)	(17,198)
Change in liability for reinsurance in unauthorized companies	–	–	–	–	6,654	6,654
Cumulative effect of change in accounting principle	–	–	–	–	24,860	24,860
Change in net deferred income tax asset	–	–	–	–	6,098	6,098
Change in reserve on account of change in valuation basis	–	–	–	–	(721)	(721)
Change in asset valuation reserve	–	–	–	–	29,046	29,046
Tax benefits on stock options exercised	–	–	–	–	38	38
Reinsurance transactions	–	–	–	–	7,805	7,805
Net change in surplus in separate account	–	–	–	–	(554)	(554)

Balance at December 31, 2002	$2,058	$442	$449,180	$2,226	$67,372	$521,278

     See accompanying notes.

AUSA Life Insurance Company, Inc.

Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

	Year Ended December 31
	2002	2001	2000

Operating activities
Premiums and other considerations received, net of reinsurance	$1,794,700	$1,619,965	$1,600,464
Allowances and reserve adjustments received on reinsurance ceded	40,512	34,147	443
Investment income received	342,789	342,428	318,749
Other income received	82,168	310,338	4,160
Life and accident and health claims paid	(187,524)	(207,815)	(33,956)
Surrender benefits and other fund withdrawals	(1,555,546)	(1,456,762)	(1,631,618)
Annuity and other benefits to policyholders	(20,170)	(39,568)	(24,644)
Commissions, other expenses and taxes paid	(195,473)	(161,616)	(121,176)
Net transfers (to) from separate account	89,786	41,360	(13,323)
Federal income taxes paid	(31,008)	(19,878)	(28,602)
Dividends paid to policyholders	–	(52)	–
Other	(35,747)	(458)	(5,692)

Net cash provided by operating activities	324,487	462,089	64,805
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	4,662,244	2,865,488	1,602,375
Stocks	168,852	196,080	–
Mortgage loans on real estate	70,374	50,218	76,779
Real estate	412	22	19,110
Miscellaneous proceeds	(2,020)	(2)	201
Other invested assets	14,400	–	26,226

Total investment proceeds	4,914,262	3,111,806	1,724,691
Income taxes received on net realized capital gains/losses	4,050	6,793	5,313

Net proceeds from sales, maturities, or repayments of investments	4,918,312	3,118,599	1,730,004
Cost of investments acquired:
Bonds	(5,064,135)	(3,340,553)	(1,729,272)
Stocks	(61,299)	(273,369)	(128,316)
Mortgage loans on real estate	(82,951)	(60,134)	(56,253)
Real estate	–	(1,033)	(703)
Miscellaneous applications	(10,000)	–	(228)
Other invested assets	(23,091)	(10,000)	–

Total cost of investments acquired	(5,241,476)	(3,685,089)	(1,914,772)
Net decrease (increase) in policy loans	(4,017)	(10,235)	71

Net cost of investments acquired	(5,245,493)	(3,695,324)	(1,914,701)

Net cash used in investing activities	(327,181)	(576,725)	(184,697)

AUSA Life Insurance Company, Inc.

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

	Year Ended December 31
	2002	2001	2000

Other cash provided:
Capital and surplus paid-in	$130,000	$–	$–
Deposits on deposit type contract funds and other liabilities without life or disability contingencies	3,357	4,077	–
Other sources	113,887	295,772	88,067

Total cash provided	247,244	299,849	88,067
Other cash applied:
Withdrawals on deposit type contract funds and other liabilities without life or disability contingencies	(4,212)	(4,154)	–
Other applications, net	(64,111)	(75,372)	(6,346)

Total other cash applied	(68,323)	(79,526)	(6,346)

Net cash provided by financing and miscellaneous activities	178,921	220,323	81,721

Increase (decrease) in cash and short-term investments	176,227	105,687	(38,171)
Cash and short-term investments at beginning of year	148,906	43,219	81,390

Cash and short-term investments at end of year	$325,133	$148,906	$43,219

See accompanying notes.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31, 2002

1. Organization and Summary of Significant Accounting Policies

Organization

AUSA Life Insurance Company, Inc. (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company (First AUSA), an indirect wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.

Nature of Business

The Company primarily sells fixed and variable annuities, group life coverages, and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

1. Organization and Summary of Significant Accounting Policies (continued)

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes: Effective October 1, 2002, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

For the year ended December 31, 2001, deferred taxes are not recognized by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

A reconciliation of the Company’s net loss for the year ended December 31, 2001 and capital and surplus at December 31, 2001 between NAIC SAP and practices prescribed or permitted by the Department of Insurance of the State of New York is shown below:

Net loss as presented herein	$(41,721)
State prescribed practices	—
State permitted practices	—

Net loss, NAIC SAP	$(41,721)

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Statutory surplus as presented herein	$442,381
State prescribed practices:
Deferred taxes	6,081
State permitted practices	—

Statutory surplus, NAIC SAP	$448,462

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market and the related unrealized captal gains or losses are reported in unassigned surplus. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2002 and 2001, the Company excluded investment income due and accrued of $8,139 and $2,994 respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 6) are returned to MONY at the time of realization pursuant to the agreement.

Premiums

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits incurred. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis(Continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.” These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

1. Organization and Summary of Significant Accounting Policies (continued)

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

Reclassifications

Certain reclassifications have been made to the 2001 and 2000 financial statements to conform to the 2002 presentation.

2. Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

2. Accounting Changes (continued)

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that decreased capital and surplus, of $1,365 as of January 1, 2001. This amount included the release of mortgage loan prepayment fees from IMR of $1,069 and the elimination of the cost of collection liability of $96 offset by the release of mortgage loan origination fees of $772 and bond writedowns of $1,758.

Effective October 1, 2002, as a result in a change in New York regulations, the Company adopted SSAP 10, Income Taxes. The effect of this accounting change resulted in an increase in capital and surplus of $24,860 and was accounted for as a cumulative effect of a change in accounting principles.

Effective January 1, 2003, the Company will adopt the provisions of SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. SSAP No. 86 supercedes SSAP No. 31, Derivative Instruments, and is effective for derivative transactions entered into or modified on or after January 1, 2003. SSAP No. 31 continues to apply to derivative transactions in place prior to January 1, 2003, however the Company can elect to apply SSAP No. 86 to these transactions as well. The Company has elected to adopt SSAP No. 86 for all existing and future derivative transactions. SSAP No. 86 adopts the general framework of Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivatives and Hedging Activities, which addresses the accounting for derivatives in accordance with accounting principles generally accepted in the United States. SSAP No. 86 differs from SFAS No. 133 in that it allows the derivative instrument to be carried consistent in a manner with the hedged item rather than at fair value. SSAP No. 86 also does not require the separate accounting for embedded derivatives as required by SFAS No. 133. The Company believes that the adoption of this statement will not have a material impact on the Company’s results of operations in future periods.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

3. Capital Structure

During 2001, the Company exchanged 3,534 shares of its common stock with 44,175 shares of preferred stock. The par value of the preferred stock is $10 per share and is non-voting. The liquidation value is equal to par value plus the additional paid-in capital at the time of issuance. Holders of the preferred shares shall be entitled to a 6% non-cumulative dividend.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds (including redeemable preferred stocks) are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common and preferred stocks are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps: Estimated fair values of interest rate swaps are based upon the pricing differential for similar swap agreements.

Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

4. Fair Values of Financial Instruments (continued)

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2002		2001

	Carrying		Carrying
	Amount	Fair Value	Amount	Fair Value

Admitted assets
Cash and short-term investments	$325,133	$325,133	$148,906	$148,906
Bonds	4,748,005	4,930,286	4,403,548	4,471,576
Preferred stocks	4,306	4,434	4,207	4,146
Common stocks	32,407	32,407	177,659	177,659
Mortgage loans on real estate	448,966	509,914	439,685	467,958
Policy loans	17,457	17,457	13,440	13,440
Interest rate swap	10	9,383	34	10,633
Short-term notes receivable from affiliates	81,300	81,300	71,300	71,300
Separate account assets	6,156,589	6,182,216	6,507,715	6,516,581
Liabilities
Investment contract liabilities	4,479,042	4,379,563	4,167,351	4,146,920
Separate account annuity liabilities	5,979,646	5,980,260	6,372,829	6,363,288

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

		Gross	Gross
	Carrying	Unrealized	Unrealized	Estimated
	Amount	Gains	Losses	Fair Value

December 31, 2002
Bonds:
United States Government and agencies	$321,050	$6,921	$357	$327,614
State, municipal and other government	128,192	9,441	94	137,539
Public utilities	379,647	18,874	16,108	382,413
Industrial and miscellaneous	2,877,046	179,240	25,011	3,031,275
Mortgage-backed and asset-backed securities	1,042,070	41,751	32,376	1,051,445

	4,748,005	256,227	73,946	4,930,286
Preferred stocks	4,306	128	–	4,434

	$4,752,311	$256,355	$73,946	$4,934,720

December 31, 2001
Bonds:
United States Government and agencies	$99,676	$2,593	$389	$101,880
State, municipal and other government	132,683	4,504	377	136,810
Public utilities	376,928	10,765	3,403	384,290
Industrial and miscellaneous	2,671,045	88,595	46,039	2,713,601
Mortgage-backed and asset-backed securities	1,123,216	24,414	12,635	1,134,995

	4,403,548	130,871	62,843	4,471,576
Preferred stocks	4,207	8	69	4,146

	$4,407,755	$130,879	$62,912	$4,475,722

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Estimated
	Amount	Fair Value

Due in one year or less	$312,666	$317,042
Due after one year through five years	2,259,112	2,373,598
Due after five years through ten years	861,614	902,487
Due after ten years	272,543	285,714

	3,705,935	3,878,841
Mortgage-backed and asset-backed securities	1,042,070	1,051,445

	$4,748,005	$4,930,286

A detail of net investment income is presented below:

	Year Ended December 31
	2002	2001	2000

Interest on bonds and notes	$296,340	$308,043	$291,370
Mortgage loans on real estate	37,650	35,193	35,501
Real estate	236	194	709
Dividends on common and preferred stocks	991	823	–
Interest on policy loans	1,197	746	189
Derivative instruments	10,846	4,864	550
Other investment income	2,286	7,640	11,268

Gross investment income	349,546	357,503	339,587
Less investment expenses	9,914	8,800	8,869

Net investment income	$339,632	$348,703	$330,718

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2002	2001	2000

Proceeds	$4,662,244	$2,865,488	$1,602,375

Gross realized gains	$46,052	$25,118	$6,526
Gross realized losses	(86,247)	(58,306)	(28,546)

Net realized losses	$(40,195)	$(33,188)	$(22,020)

Gross realized losses include $53,920 and $40,103 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2002 and 2001, respectively.

At December 31, 2002, investments with an aggregate carrying amount of $4,331 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

	Realized

	Year Ended December 31
	2002	2001	2000

Bonds	$(40,195)	$(33,188)	$(22,020)
Common stocks	(35,184)	(34,553)	–
Preferred stocks	–	(207)	–
Cash short-term investments	(2)	(2)	–
Mortgage loans on real estate	(3,470)	(1,489)	209
Real estate	(358)	(2)	1,690
Derivative instruments	(1,919)	–	–
Other invested assets	(1,807)	(726)	(81)

	(82,935)	(70,167)	(20,202)
Federal income tax effect	4,050	6,793	5,313
Transfer (to) from interest maintenance reserve	(5,250)	(11,078)	15,912

Net realized capital gains (losses) on investments	$(84,135)	$(74,452)	$1,023

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

	Changes in Unrealized

	Year Ended December 31
	2002	2001	2000

Bonds	$(10,428)	$(418)	$(1,302)
Preferred stocks	(324)	–	–
Common stocks	(2,092)	3,458	773
Mortgage loans on real estate	(2,557)	(288)	(11)
Other invested assets	(1,797)	(302)	–

Change in net unrealized capital gains/losses	$(17,198)	$2,450	$(540)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2002	2001

Unrealized gains	$3,945	$12,812
Unrealized losses	(1,818)	(8,593)

Net unrealized gains	$2,127	$4,219

During 2002, the Company issued mortgage loans with interest rates ranging from 3.8% to 9.0%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 78%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2002, the Company had no mortgage loans with interest more than 180 days overdue.

During 2002, 2001, and 2000, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2002 and 2001, the Company held a mortgage loan loss reserve in the AVR of $20,232 and $31,221, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

Geographic Distribution			Property Type Distribution

	December 31			December 31
	2002	2001		2002	2001

South Atlantic	25%	31%	Office	32%	35%
E. North Central	17	16	Retail	26	22
Pacific	15	13	Industrial	23	22
Mid-Atlantic	13	11	Medical	7	7
Mountain	15	10	Agricultural	8	7
W. South Central	7	10	Apartment	3	4
New England	2	4	Other	1	3
W. North Central	3	3
E. South Central	3	2

The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company’s exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

At December 31, 2002 and 2001, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount

	December 31
	2002	2001

Derivative securities:
Interest rate swaps:
Receive fixed – pay floating	$276,400	$224,700
Receive floating– pay fixed	47,916	61,090

6. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

	Year Ended December 31
	2002	2001	2002

Direct premiums	$1,609,421	$1,544,041	$1,601,477
Reinsurance assumed	562,771	467,764	4,504
Reinsurance ceded	(361,535)	(352,240)	(2,388)

Net premiums earned	$1,810,657	$1,659,565	$1,603,593

The Company received reinsurance recoveries in the amounts of $202,939, $39,901, and $2,900 during 2002, 2001, and 2000, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2002 and 2001 of $452,858 and $467,111, respectively.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Reinsurance (continued)

On December 31, 1993, the Company and Mutual of New York (MONY) entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY received payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments have been reduced for certain administrative expenses as defined in the agreement. The Company has recognized operating gains and losses on new deposits into existing accounts received after December 31, 1993, and on all new accounts established after that date. On December 31, 2002, the Company purchased from MONY the remaining transferred business inforce for $71,886, which was charged to expense. At December 31, 2002 and 2001, the Company also owed MONY $18,787 and $25,899, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. During 2002, the Series B note was repaid to MONY.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus.

During 2002, the Company recaptured a reinsurance agreement from a non-affiliated company. As a result of this recapture, the Company recorded consideration on reinsurance recaptured and change in reserves of $77,057. The Company paid $6,000 to the former reinsurer and received approximately $83,000 of cash and invested assets that support the policyholder liabilities.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

6. Reinsurance (continued)

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2002 was $1,385. The remaining goodwill balance has been non-admitted at December 31, 2002.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus.

7. Income Taxes

The components of the net deferred income tax asset are comprised of the following:

	December 31,	October 1,
	2002	2002

Deferred tax components:
Gross deferred income tax assets	$106,060	$100,593
Gross deferred income tax liabilities	12,328	12,959
Deferred income tax assets nonadmitted	53,879	62,774

Net deferred income tax asset	$39,853	$24,860

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Income Taxes (continued)

The components of deferred taxes, as well as the net change for the period from October 1, 2002 to December 31, 2002, are as follows:

	December 31,	October 1,
	2002	2002	Net Change

Deferred income tax assets:
Nonadmitted assets	$6,070	$5,118	$952
Loss carryforwards	10,789	6,770	4,019
Deferred acquisition costs	16,570	16,667	(97)
Reserves	13,289	11,506	1,783
Tax ceding commissions	25,219	25,572	(353)
Unrealized capital losses	32,183	37,688	(5,505)
Other	1,940	(2,728)	4,668

Total deferred income tax assets	$106,060	$100,593	$5,467

Deferred income tax assets - nonadmitted	$53,879	$62,774	$(8,895)

Deferred income tax liabilities:
Section 807(f) adjustments	$538	$561	$(23)
MONY adjustments	2,925	1,273	1,652
Reinsurance transactions	4,014	4,139	(125)
Unrealized capital gains	4,652	6,852	(2,200)
Other	199	134	65

Total deferred income tax liabilities	$12,328	$12,959	$(631)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2002	2001	2000

Income tax expense computed at the federal statutory rate (35%)	$(3,165)	$25,642	$29,496
§197 intangibles	24,704	–	–
Amortization of IMR	(1,335)	–	–
Deferred acquisition costs – tax basis	(1,617)	758	554
Dividends received deduction	(2,637)	(4,579)	(3,294)
Investment income items	(8)	(3,020)	(2,688)
Prior year under (over) accrual	(7,000)	3,456	(1,707)
Reinsurance transactions	3,235	2,275	–
Tax reserve valuation	1,345	16,281	(189)
All other adjustments	(2,036)	(281)	(1,459)

Federal income tax expense	$11,486	$40,532	$20,713

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in Note 5 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided on the income tax return filed by the Company.

Capital loss carryforwards of $30,826 originated during 2002 and will expire in 2007 if unused.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders’ surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders’ surplus account ($2,427 at December 31, 2002).

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7.  Income Taxes (continued)

To the extent dividends are paid from the amount accumulated in the policyholders’ surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders’ surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination of 1998 through 2000 is currently in process.

8.  Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2002		2001

		Percent of		Percent of
	Amount	Total	Amount	Total

Subject to discretionary withdrawal with market value adjustment	$1,470,289	14%	$1,189,014	11%
Subject to discretionary withdrawal at book value less surrender charge	1,123,650	11	1,053,472	10
Subject to discretionary withdrawal at market value	3,031,140	29	3,868,695	37
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	2,240,595	21	2,171,750	20
Not subject to discretionary withdrawal	2,599,270	25	2,338,240	22

	10,464,944	100%	10,621,171	100%

Less reinsurance ceded	–		77,057

Total policy reserves on annuities and deposit fund liabilities	$10,464,944		$10,544,114

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8.  Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2002, 2001 and 2000 is as follows:

	Guaranteed	Non-guaranteed
	Separate	Separate
	Account	Account	Total

Premiums, deposits and other considerations for the year ended December 31, 2002	$405,730	$768,125	$1,173,855

Reserves at December 31, 2002 for separate accounts with assets at:
Fair value	$2,251,332	$2,888,948	$5,140,280
Amortized cost	847,122	–	847,122

Total	$3,098,454	$2,888,948	$5,987,402

Premiums, deposits and other considerations for the year ended December 31, 2001	$142,549	$912,082	$1,054,631

Reserves at December 31, 2001 for separate accounts with assets at:
Fair value	$2,075,015	$3,698,038	$5,773,053
Amortized cost	603,563	–	603,563

Total	$2,678,578	$3,698,038	$6,376,616

Premiums, deposits and other considerations for the year ended December 31, 2000	$107,736	$946,851	$1,054,587

Reserves at December 31, 2000 for separate accounts with assets at:
Fair value	$2,128,266	$4,123,157	$6,251,423
Amortized cost	561,167	–	561,167

Total	$2,689,433	$4,123,157	$6,812,590

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8.  Policy and Contract Attributes (continued)

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

		Non-
	Guaranteed	guaranteed
	Separate	Separate
	Account	Account	Total

December 31, 2002
Subject to discretionary withdrawal with market value adjustment	$639,806	$–	$639,806
Subject to discretionary withdrawal at book value less surrender charge	207,316	–	207,316
Subject to discretionary withdrawal at market value	149,949	2,888,948	3,038,897
Not subject to discretionary withdrawal	2,101,383	–	2,101,383

	$3,098,454	$2,888,948`	$5,987,402

December 31, 2001
Subject to discretionary withdrawal with market value adjustment	$394,054	$–	$394,054
Subject to discretionary withdrawal at book value less surrender charge	209,509	–	209,509
Subject to discretionary withdrawal at market value	176,291	3,698,038	3,874,329
Not subject to discretionary withdrawal	1,898,724	–	1,898,724

	$2,678,578	$3,698,038	$6,376,616

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2002	2001	2000

Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,174,470	$1,054,653	$1,046,503
Transfers from separate accounts	(1,217,308)	(1,042,802)	(978,630)

Net transfers to (from) separate accounts	(42,838)	11,851	67,873
Other adjustments	2,068	(2,302)	1,853

Net transfers as set forth herein	$(40,770)	$9,549	$69,726

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8.  Policy and Contract Attributes (continued)

At December 31, 2002, the Company had separate account annuities with guaranteed living benefits as follows:

	Subjected		Reinsurance
	Account	Amount of	Reserve
Benefit and Type of Risk	Value	Reserve Held	Credit

Guaranteed minimum income benefit	$2,015,651	$412,921	$–

During 2002, the Company reclassified some of its fixed deferred annuities from “without future interest guarantees” to “with future interest guarantees” for the purpose of determining the appropriate valuation interest rates. This caused an increase in reserves of $721, which was charged directly to capital and surplus.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2002 and 2001, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net

December 31, 2002
Life and annuity:
Ordinary direct first year business	$13,766	$623	$13,143
Ordinary direct renewal business	78,661	1,048	77,613
Group life direct business	661	250	411
Credit life	83	–	83
Reinsurance ceded	(21,900)	–	(21,900)

	71,271	1,921	69,350
Accident and health:
Direct	24,927	–	24,927
Reinsurance ceded	(27,631)	–	(27,631)

Total accident and health	(2,704)	–	(2,704)

	$68,567	$1,921	$66,646

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8.  Policy and Contract Attributes (continued)

December 31, 2001
Life and annuity:
Ordinary direct first year business	$7,909	$608	$7,301
Ordinary direct renewal business	60,208	1,036	59,172
Group life direct business	769	297	472
Credit life	104	–	104
Reinsurance ceded	(8,342)	–	(8,342)

Total life and annuity	60,648	1,941	58,707
Accident and health:
Direct	29,461	–	29,461
Reinsurance ceded	(36,191)	–	(36,191)

Total accident and health	(6,730)	–	(6,730)

	$53,918	$1,941	$51,977

At December 31, 2002 and 2001, the Company had insurance in force aggregating $58,337,209 and $20,743,481, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $57,482 and $16,692 to cover these deficiencies at December 31, 2002 and 2001, respectively.

9.  Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities is $51,879. This amount may be impacted by the pending merger described in Note 15.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10.  Securities Lending

The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2002 and 2001, the value of securities loaned amounted to $190,479 and $181,782, respectively.

11.  Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2002, 2001, and 2000 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $8 of expense for the year ended December 31, 2000. No amounts were allocated for the years ended December 31, 2002, and 2001.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

11.  Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2002, 2001, and 2000.

12.  Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2002, 2001, and 2000, the Company paid $7,768, $6,725, and $6,095, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2002, 2001, and 2000, the Company paid net interest of $265, $335, and $510, respectively, to affiliates.

During 2002, the Company received capital contributions of $130,000 in cash from its parent.

At December 31, 2002 and 2001, the Company has net short-term notes receivables from an affiliate of $81,300 and $71,300, respectively.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13.  Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $765,197 and $546,598 at December 31, 2002 and 2001, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2002, the Company has pledged invested assets with a carrying value and market value of $6,933 and $6,933, respectively, in conjunction with these transactions.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13.  Commitments and Contingencies (continued)

to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense (credit) was $(792), $(415), and $48 for the years ended December 31, 2002, 2001, and 2000, respectively.

14.  Managing General Agents

For the years ended December 31, 2002, 2001 and 2000, the Company had $28,825, $32,773 and $44,100 respectively, of direct premiums written by managing general agents.

15.  Pending Merger

During 2002, the Company’s Board of Directors approved the terms and form of a merger with Transamerica Life Insurance Company of New York (“TONY”), an affiliate. The Board of Directors of TONY has also approved this merger. The merger is currently pending regulatory approval, and is expected to occur on or around April 1, 2003. The Company will be the surviving corporation and it is expected that the name of the Company will be changed to Transamerica Financial Life Insurance Company.

The pro forma financial statements in this footnote give retroactive effect as if the merger had occurred on January 1, 2000 in conformity with SSAP No. 68. There were no significant elimination entries necessary for the preparation of these pro forma statements. Upon final regulatory approval, this merger will be accounted for as a statutory merger, which is similar to the pooling of interest method of accounting. Accordingly, the historical book values will be carried over from TONY to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2000, nor is it necessarily indicative of future results.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

15. Pending Merger (continued)

	Proforma Balance Sheets
	December 31
	2002	2001

Admitted assets
Cash and invested assets:
Bonds	$6,186,513	$5,522,944
Stocks:
Preferred	4,306	4,207
Common, at market (cost: $30,280 in 2002 and $173,440 in 2001)	32,407	177,659
Mortgage loans on real estate	448,966	439,685
Real estate	239	1,009
Policy loans	39,909	33,497
Net short-term notes receivable from affiliates	81,300	71,300
Cash and short-term investments	359,807	202,991
Other invested assets	28,641	19,504

Total cash and invested assets	7,182,088	6,472,796
Receivable from parent, subsidiaries and affiliates	–	29,372
Premiums deferred and uncollected	68,515	53,394
Accrued investment income	93,755	88,323
Federal and foreign income tax recoverable	4,040	–
Net deferred income tax asset	39,853	–
Goodwill	–	12,852
Reinsurance receivable	21,168	39,293
Other admitted assets	18,937	18,440
Separate account assets	6,534,797	7,030,795

Total admitted assets	$13,963,153	$13,745,265

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

15. Pending Merger (continued)

	Proforma Balance Sheets
	December 31
	2002	2001

Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$621,060	$554,685
Annuity	5,481,865	4,908,220
Accident and health	23,382	21,584
Policy and contract claim reserves	33,223	87,280
Liability for deposit type contracts	219,049	207,905
Other policyholders’ funds	977	767
Transfers to separate accounts due or accrued	(19,162)	(25,798)
Remittances and items not allocated	74,877	166,393
Asset valuation reserve	24,498	52,814
Interest maintenance reserve	21,548	20,112
Funds held under coinsurance and other reinsurance treaties	141,144	162,211
Reinsurance in unauthorized companies	7,144	14,155
Commissions and expense allowances payable on reinsurance assumed	18,410	14,372
Payable for securities	13,526	9,945
Payable to affiliates	39,719	–
Consideration to MONY pursuant to acquisition agreement	71,886	–
Payable under assumption reinsurance agreement	18,787	25,899
Provision for experience rating refunds	243	(11,156)
Other liabilities	31,940	22,278
Federal income taxes payable	–	16,452
Separate account liabilities	6,525,597	7,019,660

Total liabilities	13,349,713	13,267,778
Capital and surplus:
Common stock, $125 par value, 20,000 shares authorized, 16,466 issued and outstanding	2,058	2,058
Preferred stock, $10 par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	600,100	420,100
Special surplus	2,226	2,282
Unassigned surplus	8,614	52,605

Total capital and surplus	613,440	477,487

Total liabilities and capital and surplus	$13,963,153	$13,745,265

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

15. Pending Merger (continued)

	Proforma Statements of Operations
	Year ended December 31
	2002	2001	2000

Revenue:
Premiums and other considerations, net of reinsurance:
Life	$247,352	$168,283	$65,908
Annuity	1,835,229	1,717,409	1,794,490
Accident and health	60,639	54,963	30,613
Net investment income	430,586	421,643	394,922
Amortization of interest maintenance reserve	3,907	461	338
Commissions and expense allowances on reinsurance ceded	83,666	31,621	1,968
Income from fees associated with investment management, administration and contract guarantees for separate accounts	53,373	61,015	67,333
Consideration on reinsurance recaptured	77,057	–	–
Other income	7,708	2,235	4,833

	2,799,517	2,457,630	2,360,405
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	171,650	260,206	43,130
Surrender benefits	1,652,680	1,538,859	1,752,015
Other benefits	71,831	69,790	44,396
Increase (decrease) in aggregate reserves for policies and contracts:
Life	62,963	(91,996)	23,801
Annuity	562,625	377,810	24,100
Accident and health	1,797	5,059	(156)
Other	–	–	2,362
Increase in liability for deposit type funds	–	–	128,146

	2,523,546	2,159,728	2,017,794
Insurance expenses:
Commissions	137,155	140,103	68,403
General insurance expenses	93,628	69,224	72,700
Taxes, licenses and fees	7,281	3,071	2,145
Net transfers to (from) separate accounts	(86,514)	14,597	122,578
Consideration to MONY pursuant to acquisition agreement	71,886	–	–
Other expenses	54,502	8,260	55

	277,938	235,255	265,881

Total benefits and expenses	2,801,484	2,394,983	2,283,675
Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	(1,967)	62,647	76,730
Dividends to policyholders	3	52	–

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	(1,970)	62,595	76,730
Federal income tax expense	15,329	36,647	18,920

Gain (loss) from operations before net realized capital gains (losses) on investments	(17,299)	25,948	57,810
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(87,540)	(80,455)	2,019

Net income (loss)	$(104,839)	$(54,507)	$59,829

Statutory-Basis Financial
Statement Schedules

AUSA Life Insurance Company, Inc.

Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2002

SCHEDULE I

			Amount at
			Which Shown
			in the Balance
Type of Investment	Cost (1)	Fair Value	Sheet

Fixed maturities
Bonds:
United States Government and government agencies and authorities	$321,234	$327,812	$321,234
States, municipalities and political subdivisions	173,798	181,943	173,798
Foreign governments	92,648	98,709	92,648
Public utilities	379,647	382,413	379,647
All other corporate bonds	3,780,678	3,939,409	3,775,687
Redeemable preferred stock	4,306	4,434	4,306

Total fixed maturities	4,752,311	4,934,720	4,747,320
Equity securities
Common stocks:
Banks, trust and insurance	1,864	1,872	1,872
Industrial, miscellaneous and all other	28,416	30,535	30,535

Total equity securities	30,280	32,407	32,407
Mortgage loans on real estate	448,966		448,966
Real estate	239		239
Policy loans	17,457		17,457
Other invested assets	24,712		24,712
Cash and short-term investments	325,133		325,133

Total investments	$5,599,098		$5,596,234

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

AUSA Life Insurance Company, Inc.

Supplementary Insurance Information
(Dollars in Thousands)

SCHEDULE III

						Benefits, Claims
	Future Policy		Policy and		Net	Losses and	Other
	Benefits and	Unearned	Contract	Premium	Investment	Settlement	Operating	Premiums
	Expenses	Premiums	Liabilities	Revenue	Income*	Expenses	Expenses	Written

Year ended
December 31, 2002
Individual life	$428,045	$–	$25,062	$213,127	$32,112	$179,034	$126,390
Individual health	7,693	3,170	4,660	15,457	1,204	9,297	5,748	$15,203
Group life and health	9,585	691	(3,361)	33,626	779	30,331	20,050	19,657
Annuity	4,342,514	–	–	1,548,447	305,537	1,879,266	125,495

	$4,787,837	$3,861	$26,361	$1,810,657	$339,632	$2,097,928	$277,683

Year ended
December 31, 2001
Individual life	$372,398	$–	$66,191	$140,874	$31,879	$114,650	$75,841
Individual health	10,109	3,445	4,930	16,925	1,130	12,769	4,723	$16,624
Group life and health	6,566	1,346	7,192	28,620	575	22,970	13,959	18,303
Annuity	4,039,430	–	–	1,473,146	315,119	1,678,431	97,976

	$4,428,503	$4,791	$78,313	$1,659,565	$348,703	$1,828,820	$192,499

Year ended
December 31, 2000
Individual life	$157,018	$–	$2,760	$40,543	$18,632	$36,973	$12,546	16,675
Individual health	10,295	3,540	4,179	17,032	1,378	10,534	5,268	17,827
Group life and health	5,090	928	4,405	16,818	796	12,352	4,241
Annuity	686,560	–	5	1,529,200	309,912	1,672,770	156,838

	$858,963	$4,468	$11,349	$1,603,593	$330,718	$1,732,629	$178,893

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

AUSA Life Insurance Company, Inc.

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

					Percentage
		Ceded to	Assumed		of Amount
	Gross	Other	From Other	Net	Assumed
	Amount	Companies	Companies	Amount	to Net

Year ended December 31, 2002
Life insurance in force	$2,630,487	$120,420,429	$204,017,050	$86,227,108	237%

Premiums:
Individual life	$28,396	$271,400	$456,131	$213,127	214%
Individual health	15,203	162	416	15,457	3
Group life and health	19,657	89,973	103,942	33,626	309
Annuity	1,546,165	–	2,282	1,548,447	–

	$1,609,421	$361,535	$562,771	$1,810,657	31%

Year ended December 31, 2001
Life insurance in force	$2,646,826	$130,478,557	$196,232,341	$68,400,610	287%

Premiums:
Individual life	$37,338	$298,368	$401,904	$140,874	285%
Individual health	16,624	196	497	16,925	3
Group life and health	18,304	53,202	63,518	28,620	222
Annuity	1,471,775	474	1,845	1,473,146	–

	$1,544,041	$352,240	$467,764	$1,659,565	28%

Year ended December 31, 2000
Life insurance in force	$2,445,468	$68,370	$314,257	$2,691,355	12%

Premiums:
Individual life	$38,889	$613	$2,267	$40,543	6%
Individual health	16,675	209	566	17,032	3
Group life and health	17,827	1,039	30	16,818	–
Annuity	1,528,086	527	1,641	1,529,200	–

	$1,601,477	$2,388	$4,504	$1,603,593	–%

TFLIC Series Annuity Account

PART C
OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

The financial statements for the TFLIC Series Annuity Account and for Transamerica Financial Life Insurance Company (“TFLIC”) are included in Part B.

(b)	Exhibits

(1)	Resolution of the Board of Directors of TFLIC establishing the separate account 1/

(2)	Not Applicable

(3)	Distribution of Contracts

(a)	Principal Underwriting Agreement 2/

(b)	Form of Broker/Dealer Supervisory and Service Agreement 2/

(4)	(a)	(1)	Specimen Flexible Payment Variable Accumulation Deferred Annuity Contract (WL18NY) 2/

		(2)	Name Change Endorsement

(b)	Individual Retirement Annuity Endorsement (END00101NY) 1/

(c)	Tax-Sheltered Annuity Endorsement (EA125NY) 1/

(d)	Endorsement - Contract Loan Provisions – 403(b) (EA126NY) 1/

(e)	Endorsement - Dollar Cost Averaging (EA DCANY) 1/

(c)	Endorsement - Asset Rebalancing Program (EA ARNY) 1/

(d)	Roth Individual Retirement Annuity Endorsement (EA123NY) 1/

(e)	Qualified Plan Endorsement (END00102NY) 1/

(f)	Endorsement – Contract Loan Provisions – 401 (END094NY) 1/

(5)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract

(6)	(a)	Certificate of Incorporation of AUSA 3/

	(b)	Amended and Restated By-Laws of AUSA 3/

(7)	Not Applicable

(8)	(a)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA dated August 31, 2000 4/

(b)	Second Amendment dated May 1, 2001 to Participation Agreement - Variable Insurance Products Fund 5/

(c)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA dated August 31, 2000 4/

(d)	Second Amendment dated May 1, 2001 to Participation Agreement - Variable Insurance Products Fund 5/

(e)	Third Amendment dated July 2, 2001 to Participation Agreement – Variable Insurance Products Fund II 6/

(f)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA dated August 31, 2000 4/

(g)	Second Amendment dated May 1, 2001 to Participation Agreement - Variable Insurance Products Fund III 5/

(9)	Opinion and Consent of Robert F. Colby, Esq. as to Legality of Securities Being Registered 2/

(10)	(a)	Consent of Sutherland Asbill & Brennan LLP

	(b)	Consent of Ernst & Young LLP

(11)	Not Applicable

(12)	Not Applicable

(13)	Schedules for Computation of Performance Quotations 7/

(14)	Not Applicable

(15)	Powers of Attorney 2/ 8/

1/	This exhibit was previously filed on the Initial Registration Statement to Form N-4 dated June 18, 2001 (File No. 333-63218) and is incorporated herein by reference.

2/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 dated January 11, 2002 (File No. 333-63218) and is incorporated herein by reference.

3/	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

4/	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.

5/	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.

6/	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.

7/	This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A dated April 24, 1997 (File No. 33-507) and is incorporated herein by reference.

8/	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 dated April 17, 2002 (File No. 333-61654 and is incorporated herein by reference.

Item 25.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor

Mark W. Mullin	(1)	Chairman of the Board

Tom A. Schlossberg	(1)	President

Marc C. Abrahms	375 Willard Avenue Newington, Connecticut 06111	Director

William Brown, Jr.	14 Windward Avenue White Plains, New York 10605	Director

William L. Busler	(2)	Director and Vice President

Name	Principal Business Address	Position and Offices with Depositor

James T. Byrne, Jr.	1301 Avenue of the Americas 8th Floor New York, New York 10019	Director

Peter G. Kunkel	4 Manhattanville Road Purchase, New York 10110	Director and Vice President

Steven E. Frushtick	500 Fifth Avenue New York, New York 10110	Director

Peter P. Post	415 Madison Avenue New York, New York 10017	Director

Cor H. Verhagen	51 JFK Parkway Short Hills, New Jersey 07078	Director

E. Kirby Warren	P. O. Box 146, Laurel Road Tuxedo Park, New York 10987-0146	Director

Colette F. Vargas	(1)	Director and Chief Actuary

Robert F. Colby	(1)	Director, Vice President, Assistant Secretary and Counsel

Robert S. Rubinstein	100 Manhattanville Road Purchase, New York 10577-2135	Director, Vice President and Assistant Secretary

Brenda K. Clancy	(2)	Treasurer

Craig D. Vermie	(2)	Secretary

(1)	4 Manhattanville Road, Purchase, New York 10577

(2)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

Item 26.	Persons Controlled By Or Under Common Control With The Depositor Or Registrant.

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

VERENIGING AEGON	Netherlands		Netherlands Membership Association

AEGON N.V.	Netherlands	51.27% of Vereniging AEGON Netherlands Membership Association	Holding Company

AEGON Nederland N.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Nevak Holding B.V.	Netherlands	100% AEGON N.V.	Holding Company

AEGON Derivatives	Netherlands	100% AEGON N.V.	Holding Company

AEGON International N.V.	Netherlands	100% AEGON N.V.	Holding Company

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

AEGON Trust Advisory Board Members: K.J.Storm Donald J. Shepard Joseph Streppel Dennis Hersch	Delaware	100% AEGON International N.V.	Manage assets of AEGON U.S. Holding Corporation

AEGON U.S. Holding Corporation	Delaware	100% AEGON Trust	Holding company

AEGON DMS Holding B.V.	Netherlands	100% AEGON International N.V.	Holding company

JCPenney Financial & Marketing Services Group LTD	Korea	100% AEGON DMS Holding B.V.	Marketing

JCPenney Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing

Canadian Premier Holdings LTD	Canada	100% AEGON DMS Holding B.V.	Holding company

Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings LTD	Holding company

Legacy General Insurance Company	Canada	100% Canadian Premier Life Insurance Company	Insurance

Cornerstone International Holdings LTD	United Kingdom	100% AEGON DMS Holding B.V.	Holding company

Cornerstone International Marketing LTD	United Kingdom	100% Cornerstone International Holdings, LTD	Marketing company

Stonebridge International Insurance LTD	United Kingdom	100% Cornerstone International Marketing, LTD	Insurance company

JCPenney Direct Asia Pacific Pty LTD	Australia	100% AEGON DMS Holding B.V.	Holding company

JCPenney Direct Service Asia Pacific Pty LTD	Australia	100% JCPenney Direct Asia Pacific Pty LTD	Operations company

JCPenney Insurance Marketing Asia Pacific Pty LTD	Australia	100% JcPenney Direct Asia Pacific Pty LTD	Marketing company

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Insurance Agent

COPRA Reinsurance Company	New York	100% AEGON U.S. Holding Corporation	Reinsurance

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Insurance holding company

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

AEGON U.S. Corporation	Iowa	100% AEGON U.S. Holding Corporation	Holding company

Transamerica Corporation and subsidiaries (“TAC”)	Delaware	100% AEGON NV	Major interest in insurance and finance

AEGON USA, Inc.	Iowa	AEGON U.S. Holding Corporation, AEGON U.S. Corporation	Holding company

RCC North America, L.L.C.	Delaware	100% AEGON USA, Inc.	Real estate

Transamerica Holding Company, L.L.C.	Delaware	100% AEGON USA, Inc.	Holding Company

AEGON Funding Corp.	Delaware	100% Transamerica Holding Company, L.L.C.	Issue debt securities-net proceeds used to make loans to affiliates

First AUSA Life Insurance Company	Maryland	100% Transamerica Holding Company, L.L.C.	Insurance holding company

Transamerica Financial Life Insurance Company	New York	100% First AUSA Life Insurance Company.	Insurance

Life Investors Insurance Company of America	Iowa	100% First AUSA Life Ins. Company.	Insurance

Apple Partners of Iowa, L.L.C.	Iowa	100% LICCA	Apple production, packing, storage and sales

Life Investors Alliance, LLC	Delaware	100% LIICA	Purchase, own, and hold the equity interest of other entities

Transamerica Life Insurance Company	Iowa	100% First AUSA Life Ins. Company	Insurance

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Co.	Marketing

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

Transamerica Financial Institutions, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life insurance and underwriting services

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

Southwest Equity Life Ins. Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company.	Insurance

Iowa Fidelity Life Insurance Co.	Arizona	100% of Common Voting Stock First AUSA Life Ins. Company.	Insurance

Western Reserve Life Assurance Co. of Ohio	Ohio	100% First AUSA Life Ins. Company	Insurance

WRL Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WRL Insurance Agency of Alabama, Inc.	Alabama	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.	Massachusetts	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Nevada, Inc.	Nevada	100% WRL Insurance Agency, Inc.	Insurance Agency

WRL Insurance Agency of Wyoming	Wyoming	100% WRL Insurance Agency, Inc.	Insurance Agency

AEGON/Transamerica Series Fund, Inc.	Maryland	Various	Mutual Fund

AEGON/Transamerica Fund Advisors, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Registered investment adviser

AEGON/Transamerica Fund Services, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Provides administration for affiliated mutual fund

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Insurance Agency of Alabama, Inc.	Alabama	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of Nevada, Inc.	Nevada	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

World Financial Group Insurance Agency of New Mexico, Inc.	New Mexico	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

World Financial Group Insurance Agency of Wyoming	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance Agency

AEGON Equity Group, Inc.	Florida	100% Western Reserve Life Assurance Co. of Ohio	Insurance Agency

WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Alabama, Inc.	Alabama	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of California, Inc.	California	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Mississippi, Inc.	Mississippi	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% World Financial Group Insurance Agency, Inc.	Insurance

WFG Property & Casualty Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance

Monumental General Casualty Co.	Maryland	100% First AUSA Life Ins. Company.	Insurance

United Financial Services, Inc.	Maryland	100% First AUSA Life Ins. Company.	General agency

Bankers Financial Life Ins. Co.	Arizona	100% First AUSA Life Ins. Company.	Insurance

The Whitestone Corporation	Maryland	100% First AUSA Life Ins. Company.	Insurance agency

Cadet Holding Corp.	Iowa	100% First AUSA Life Insurance Company	Holding company

Monumental General Life Insurance Company of Puerto Rico	Puerto Rico	51% First AUSA Life Insurance Company 49% Baldrich & Associates of Puerto Rico	Insurance

TFLIC Holding Company	Maryland	100% Transamerica Holding Company	Holding company

AEGON USA Investment Management, Inc.	Iowa	100% Transamerica Holding Company	Investment Adviser

AEGON USA Securities, Inc.	Iowa	100% Transamerica Holding Company	Broker-Dealer

Monumental General Insurance Group, Inc.	Maryland	100% TFLIC Holding Company.	Holding company

Trip Mate Insurance Agency, Inc.	Kansas	100% Monumental General Insurance Group, Inc.	Sale/admin. of travel insurance

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

Monumental General Administrators, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Provides management srvcs. to unaffiliated third party administrator

National Association Management And Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services

Monumental General Mass Marketing, Inc.	Maryland	100% Monumental General Insurance Group, Inc.	Marketing arm for sale of mass marketed insurance coverages

Transamerica Capital, Inc.	California	100% TFLIC Holding Co.	Broker/Dealer

Universal Benefits Corporation	Iowa	100% TFLIC Holding Co.	Third party administrator

Investors Warranty of America, Inc.	Iowa	100% TFLIC Holding Co.	Provider of automobile extended maintenance contracts

Massachusetts Fidelity Trust Co.	Iowa	100% TFLIC Holding Co.	Trust company

Money Services, Inc.	Delaware	100% TFLIC Holding Co.	Provides financial counseling for employees and agents of affiliated companies

ADB Corporation, L.L.C.	Delaware	100% Money Services, Inc.	Special purpose limited Liability company

ORBA Insurance Services, Inc.	California	26.91% Money Services, Inc.	Insurance agency

Great Companies L.L.C.	Iowa	30% Money Services, Inc.	Markets & sells mutual funds & individually managed accounts

AEGON USA Travel and Conference Services, L.L.C.	Iowa	100% Money Services	Travel and Conference Services

Roundit, Inc.	Maryland	50% TFLIC Holding Co.	Financial services

Zahorik Company, Inc.	California	100% TFLIC Holding Co.	Broker-Dealer

ZCI, Inc.	Alabama	100% Zahorik Company, Inc.	Insurance agency

Zahorik Texas, Inc.	Texas	100% Zahorik Company, Inc.	Insurance agency

Long, Miller & Associates, L.L.C.	California	33-1/3% TFLIC Holding Co.	Insurance agency

AEGON Asset Management Services, Inc.	Delaware	100% TFLIC Holding Co.	Registered investment advisor

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-Dealer

World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

Intersecurities, Inc.	Delaware	100% TFLIC Holding Co.	Broker-Dealer

Idex Investor Services, Inc.	Florida	100% TFLIC Holding Co.	Shareholder services

Idex Management, Inc.	Delaware	100% TFLIC Holding Co.	Investment advisor

IDEX Mutual Funds	Massachusetts	Various	Mutual fund

Diversified Investment Advisors, Inc.	Delaware	100% TFLIC Holding Co.	Registered investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

George Beram & Company, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting

Creditor Resources, Inc.	Michigan	100% TFLIC Holding Co.	Credit insurance

CRC Creditor Resources Canadian Dealer Network Inc.	Canada	100% Creditor Resources, Inc.	Insurance agency

Premier Solutions Group, Inc.	Maryland	100% Creditor Resources, Inc.	Insurance agency

AEGON USA Investment Management, LLC.	Iowa	100% Transamerica Holding Company, L.L.C.	Investment advisor

AEGON USA Realty Advisors, Inc.	Iowa	100% TFLIC Holding Co.	Provides real estate administrative and real estate investment services

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

QSC Holding, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and financial software production and sales

Realty Information Systems, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc	Information Systems for real estate investment management

Commonwealth General Corporation and subsidiaries	Delaware	100% AEGON U.S. Corporation	Holding company

	Jurisdiction of	Percent of Voting Securities
	Incorporation	Owned	Business

Veterans Life Insurance Co.	Illinois	100% Transamerica Holding Company, L.L.C.	Insurance company

Peoples Benefit Services, Inc.	Pennsylvania	100% Veterans Life Ins. Co.	Special-purpose subsidiary

Item 27.	Number of Contract Owners

As of March 31, 2003, 10 nonqualified contracts and 4 qualified contracts were in force.

Item 28.	Indemnification

Provisions exist under the New York Code and the Amended and Restated By-Laws of AUSA whereby AUSA may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722. Authorization for indemnification of directors and officers

(a)  A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)  The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)  A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)  For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person’s duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

     SEC.7. Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties. The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct. The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a) AFSG Securities Corporation serves as the principal underwriter for:

•	Separate Account VA B, the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VL A and Legacy Builder Variable Life Separate Account. These accounts are separate accounts of Transamerica Life Insurance Company.

•	Separate Account VA BNY, Separate Account C, TFLIC Series Life Account (formerly AUSA Series Life Account), TFLIC Series Annuity Account (formerly AUSA Series Annuity Account) and TFLIC Series Annuity Account B (formerly

AUSA Series Annuity Account B). These accounts are separate accounts of Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.).

•	WRL Series Life Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Company of Ohio.

•	Separate Account VA G, Separate Account VA H, Separate Account VA-2L and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.

•	Separate Account VA-2LNY. This account is a separate account of Transamerica Life Insurance Company of New York.

(b) Directors and Officers of AFSG

	Principal Business
Name	Address	Position and Offices with Underwriter

Larry N. Norman	(1)	Director and President

Anne M. Spaes	(1)	Director and Vice President

Lisa A. Wachendorf	(1)	Director, Vice President and Chief Compliance Officer

John K. Carter	(2)	Vice President

William G. Cummings	(2)	Vice President

Thomas R. Moriarty	(2)	Vice President

Christopher G. Roetzer	(2)	Vice President

Frank A. Camp	(1)	Secretary

Priscilla I. Hechler	(2)	Assistant Vice President and Assistant Secretary

Thomas E. Pierpan	(2)	Assistant Vice President and Assistant Secretary

Darin D. Smith	(1)	Vice President and Assistant Secretary

Teresa L. Stolba	(1)	Assistant Compliance Officer

Emily Bates	(3)	Assistant Treasurer

Clifton W. Flenniken	(4)	Assistant Treasurer

(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

(2)	570 Carillon Parkway, St. Petersburg, Florida 33716-1202

(3)	400 West Market Street, Louisville, Kentucky 40202

(4)	1111 North Charles Street, Baltimore, Maryland 21201

(c) Compensation to Principal Underwriter

	Net Underwriting
Name of Principal	Discounts and	Compensation on	Brokerage
Underwriter	Commissions	Redemption	Commissions		Commissions

AFSG Securities Corporation	0	0	11,378	(1)

	0	0	0	(2)	0

(1)	fiscal year 2002

(2)	fiscal year 2001

Item 30.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through AUSA at its administrative office, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Item 31.	Management Services Not Applicable

Item 32.	Undertakings

AUSA hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AUSA.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

Item 33.	Section 403(b)(11) Representation

Registrant represents that in connection with its offering of Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, Registrant is relying on the no-action letter issued by the Office of Insurance Products and Legal Compliance, Division of Investment Management, to the American Council of Life Insurance dated November 28, 1988 (Ref. No. IP-6-88), and that the provisions of paragraphs (1) - (4) thereof have been complied with.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, in the City of St. Petersburg, State of Florida, on this 21st day of April, 2003.

TFLIC SERIES ANNUITY ACCOUNT (Registrant)

By:	/s/ Tom A. Schlossberg

Tom A. Schlossberg */ President of Transamerica Financial Life Insurance Company

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ Tom A. Schlossberg

Tom A. Schlossberg */ President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Tom A. Schlossberg Tom A. Schlossberg */	President	April 21, 2003

/s/ Mark W. Mullin Mark W. Mullin */	Chairman of the Board	April 21, 2003

/s/ Marc C. Abrahms Marc C. Abrahms */	Director	April 21, 2003

/s/ William Brown, Jr. William Brown, Jr. */	Director	April 12, 2003

/s/ William L. Busler William L. Busler */	Director and Vice President	April 21, 2003

Signature	Title	Date

/s/ James T. Byrne, Jr. James T. Byrne, Jr. */	Director	April 21, 2003

/s/ Peter G. Kunkel Peter G. Kunkel */	Director	April 21, 2003

/s/ Steven E. Frushtick Steven E. Frushtick */	Director	April 21, 2003

/s/ Peter P. Post Peter P. Post */	Director	April 21, 2003

/s/ Cor H. Verhagen Cor H. Verhagen */	Director	April 21, 2003

/s/ E. Kirby Warren E. Kirby Warren */	Director	April 21, 2003

/s/ Colette F. Vargas Colette F. Vargas */	Director and Chief Actuary	April 21, 2003

/s/ Robert F. Colby Robert F. Colby */	Director, Vice President and Assistant Secretary	April 21, 2003

/s/ Robert S. Rubinstein Robert S. Rubinstein */	Director, Vice President and and Assistant Secretary	April 21, 2003

/s/ Brenda K. Clancy Brenda K. Clancy */	Treasurer (Principal Accounting Officer)	April 21, 2003

*/s/ John K. Carter Signed by John K. Carter As Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
24(b)(4)(a)(1)	Name Change Endorsement

24(b)(5)	Application for Flexible Payment Variable Accumulation Deferred Annuity Contract

24(b)(10)(a)	Consent of Sutherland Asbill and Brennan LLP

24(b)(10)(b)	Consent of Ernst & Young LLP